EXHIBIT 10.13


                              AMENDED AND RESTATED
                                REVOLVING CREDIT
                                       AND
                               SECURITY AGREEMENT

                          GMAC COMMERCIAL FINANCE LLC,
                                   (AS AGENT)

                                       AND

                    CONGRESS FINANCIAL CORPORATION (FLORIDA),
                            (AS DOCUMENTATION AGENT)

                                       AND

                          THE LENDERS SIGNATORY HERETO
                                FROM TIME TO TIME
                                  (AS LENDERS),

                                      WITH

                                PERFUMANIA, INC.,
                          PERFUMANIA PUERTO RICO, INC.,
                     MAGNIFIQUE PARFUMES AND COSMETICS, INC.
                                       AND
                               TEN KESEF II, INC.,
                                   (BORROWERS)

                            DATED AS OF MAY 12, 2004

                                TABLE OF CONTENTS

1.       DEFINITIONS..............................................................................1

         1.1      Accounting Terms................................................................1
         1.2      General Terms...................................................................2
         1.3      Uniform Commercial Code Terms..................................................18
         1.4      Certain Matters of Construction................................................18

2.       ADVANCES, PAYMENTS......................................................................18

         2.1(a)    TOTAL REVOLVING ADVANCES......................................................18
                  (b)      Discretionary Rights..................................................18
                  (c)      Inventory Sublimits...................................................19
         2.2      Procedure for Borrowing Revolving Advances.....................................19
         2.3      Disbursement of Advance Proceeds...............................................20
         2.4      Repayment of Advances..........................................................21
         2.5      Repayment of Excess Advances...................................................21
         2.6      Statement of Account...........................................................21
         2.7      Letters of Credit..............................................................22
         2.8      Issuance of Letters of Credit..................................................22
         2.9      Requirements For Issuance of Letters of Credit.................................22
         2.10     Additional Payments............................................................23
         2.11     Manner of Borrowing and Payment................................................23
         2.12     Use of Proceeds................................................................25
         2.13     Joint and Several Liability....................................................25
         2.14     Defaulting Lender..............................................................26

3.       INTEREST AND FEES.......................................................................27

         3.1      Interest.......................................................................27
         3.2      Letter of Credit Fees..........................................................27
         3.3      Facility Fee...................................................................28
         3.4      Computation of Interest and Fees...............................................28
         3.5      Maximum Charges................................................................28
         3.6      Increased Costs................................................................28
         3.7      Basis For Determining Interest Rate Inadequate or Unfair.......................29
         3.8      Capital Adequacy...............................................................30

4.       COLLATERAL: GENERAL TERMS...............................................................30

         4.1      Security Interest in the Collateral............................................30
         4.2      Perfection of Security Interest................................................30
         4.3      Disposition of Collateral......................................................34
         4.4      Preservation of Collateral.....................................................34
         4.5      Ownership of Collateral........................................................34

                                      (i)

         4.6      Defense of Agent's and Lender's Interests......................................35
         4.7      Books and Records..............................................................35
         4.8      Financial Disclosure...........................................................35
         4.9      Compliance with Laws...........................................................36
         4.10     Inspection of Premises.........................................................36
         4.11     Insurance......................................................................36
         4.12     Failure to Pay Insurance.......................................................37
         4.13     Payment of Taxes...............................................................37
         4.14     Payment of Leasehold Obligations...............................................37
         4.15     Accounts.......................................................................38
                  (a)      Nature of Accounts....................................................38
                  (b)      Solvency of Customers................................................ 38
                  (c)      Locations of Borrower.................................................38
                  (d)      Collection of Accounts................................................38
                  (e)      Notification of Assignment of Accounts................................38
                  (f)      Power of Agent to Act on Borrowers' Behalf............................38
                  (g)      No Liability..........................................................39
                  (h)      Establishment of a Lockbox Account, Dominion Account..................39
                  (i)      Adjustments...........................................................41
         4.16     Inventory......................................................................41
         4.17     Maintenance of Equipment.......................................................41
         4.18     Exculpation of Liability.......................................................41
         4.19     Environmental Matters..........................................................42
         4.20     Financing Statements...........................................................44

5.       REPRESENTATIONS AND WARRANTIES..........................................................44

         5.1      Authority......................................................................44
         5.2      Formation and Qualification....................................................44
         5.3      Survival of Representations and Warranties.....................................45
         5.4      Tax Returns....................................................................45
         5.5      Financial Statements...........................................................45
         5.6      Corporate Name.................................................................46
         5.7      O.S.H.A. and Environmental Compliance..........................................46
         5.8      Solvency; No Litigation, Violation, Indebtedness or Default....................46
         5.9      Patents, Trademarks, Copyrights and Licenses...................................47
         5.10     Licenses and Permits...........................................................48
         5.11     Default of Indebtedness........................................................48
         5.12     No Default.....................................................................48
         5.13     No Burdensome Restrictions.....................................................48
         5.14     No Labor Disputes..............................................................48
         5.15     Margin Regulations.............................................................48
         5.16     Investment Company Act.........................................................49
         5.17     Disclosure.....................................................................49
         5.18     Subordinated Debt Documentation................................................49
         5.19     Swaps..........................................................................49
         5.20     Conflicting Agreements.........................................................49
         5.21     Application of Certain Laws and Regulations....................................49
         5.22     Business and Property of Borrowers.............................................49
         5.23     Credit Card Agreements.........................................................49

                                      (ii)

6.       AFFIRMATIVE COVENANTS...................................................................50

         6.1      Payment of Fees................................................................50
         6.2      Conduct of Business and Maintenance of Existence and Assets....................50
         6.3      Violations.....................................................................51
         6.4      Government Receivables.........................................................51
         6.5      Fixed Charge Coverage Ratio....................................................51
         6.6      Minimum EBITDA.................................................................51
         6.7      Minimum Undrawn Availability...................................................52
         6.8      Execution of Supplemental Instruments..........................................52
         6.9      Payment of Indebtedness........................................................52
         6.10     Standards of Financial Statements..............................................52
         6.11     Credit Card Agreements.........................................................52

7.       NEGATIVE COVENANTS......................................................................53

         7.1      Merger, Consolidation, Acquisition and Sale of Assets..........................53
         7.2      Creation of Liens..............................................................53
         7.3      Guarantees.....................................................................53
         7.4      Investments....................................................................53
         7.5      Loans..........................................................................53
         7.6      Capital Expenditures...........................................................54
         7.7      Dividends......................................................................54
         7.8      Indebtedness...................................................................54
         7.9      Nature of Business.............................................................54
         7.10     Transactions with Affiliates...................................................54
         7.11     Leases.........................................................................54
         7.12     Subsidiaries...................................................................54
         7.13     Fiscal Year and Accounting Changes.............................................55
         7.14     Pledge of Credit...............................................................55
         7.15     Amendment of Articles of Incorporation, By-Laws................................55
         7.16     Compliance with ERISA..........................................................55
         7.17     Subordinated Note..............................................................55
         7.18     Prepayment of Indebtedness.....................................................55
         7.19     Additional Loans and Investments by Original Owner.............................55

8.       CONDITIONS PRECEDENT....................................................................56

         8.1      Conditions to Initial Advances.................................................56
                  (a)      Filings, Registrations and Recordings.................................56
                  (b)      Corporate Proceedings of Borrowers and Guarantor......................56
                  (c)      Incumbency Certificates of Borrowers and Guarantor....................56
                  (d)      Certificates..........................................................56

                                      (iii)

                  (e)      Good Standing Certificates............................................57
                  (f)      No Litigation.........................................................57
                  (g)      Financial Condition Certificates......................................57
                  (h)      Collateral Examination................................................58
                  (i)      Fees..................................................................58
                  (j)      Pro Forma Financial Statements and Other Financial Information........58
                  (k)      Other Documents.......................................................58
                  (l)      Subordination Agreement...............................................58
                  (m)      Insurance.............................................................58
                  (n)      Payment Instructions..................................................58
                  (o)      Blocked Accounts......................................................58
                  (p)      Consents..............................................................58
                  (q)      Financial Statements..................................................59
                  (r)      No Adverse Material Change............................................59
                  (s)      Leasehold Agreements..................................................59
                  (t)      Subordinated Debt Documentation.......................................59
                  (u)      Guarantees and Other Documents........................................59
                  (v)      Contract Review.......................................................59
                  (w)      Closing Certificate...................................................59
                  (x)      Borrowing Base........................................................59
                  (y)      Business Plan and Projections.........................................59
                  (z)      Undrawn Availability..................................................60
                  (aa)     Other.................................................................60
         8.2      Conditions to Each Advance.....................................................60
                  (a)      Representations and Warranties........................................60
                  (b)      No Default............................................................60
                  (c)      Maximum Advances......................................................60

9.       INFORMATION AS TO BORROWERS.............................................................60

         9.1      Disclosure of Material Matters.................................................60
         9.2      Schedules......................................................................61
         9.3      Environmental Reports..........................................................61
         9.4      Litigation.....................................................................61
         9.5      Material Occurrences...........................................................61
         9.6      Government Receivables.........................................................62
         9.7      Annual Financial Statements....................................................62
         9.8      Monthly Financial Statements...................................................62
         9.9      Borrowing Base Certificate.....................................................63
         9.10     Other Reports..................................................................63
         9.11     Additional Information.........................................................63
         9.12     Projected Operating Budget.....................................................63
         9.13     Variances From Operating Budget................................................63
         9.14     Notice of Suits, Adverse Events................................................63
         9.15     ERISA Notices and Requests.....................................................64
         9.16     Additional Documents...........................................................64

                                      (iv)

10.      EVENTS OF DEFAULT.......................................................................64


11.      LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT..............................................67

         11.1     Rights and Remedies............................................................67
         11.2     Agent's Discretion.............................................................68
         11.3     Setoff.........................................................................68
         11.4     Rights and Remedies not Exclusive..............................................68

12.      WAIVERS AND JUDICIAL PROCEEDINGS........................................................68

         12.1     Waiver of Notice...............................................................68
         12.2     Delay..........................................................................69
         12.3     JURY TRIAL WAIVER..............................................................69

13.      EFFECTIVE DATE AND TERMINATION..........................................................69

         13.1     Term...........................................................................69
         13.2     Termination....................................................................69

14.      REGARDING AGENT.........................................................................70

         14.1     Appointment....................................................................70
         14.2     Nature of Duties...............................................................70
         14.3     Lack of Reliance on Agent and Resignation......................................71
         14.4     Certain Rights of Agent........................................................71
         14.5     Reliance.......................................................................72
         14.6     Notice of Default..............................................................72
         14.7     Indemnification................................................................72
         14.8     Agent in its Individual Capacity...............................................72
         14.9     Delivery of Documents..........................................................72
         14.10    Borrowers' Undertaking to Agent................................................72
         14.11    Documentation Agent............................................................73

15.      INTERRELATED BUSINESSES; BORROWING AGENCY...............................................73

         15.1     Interrelated Businesses........................................................73
         15.2     Borrowing Agency Provisions....................................................73
         15.3     Waiver of Subrogation..........................................................74

16.      MISCELLANEOUS...........................................................................74

         16.1     Governing Law..................................................................74
         16.2     Amended and Restated Agreement; Amendments to Other Documents..................75
         16.3     Entire Understanding...........................................................75
         16.4     Successors and Assigns; Participations; New Lenders............................76
         16.5     Application of Payments........................................................77
         16.6     Indemnity......................................................................77

                                       (v)

         16.7     Notice.........................................................................78
         16.8     Survival.......................................................................79
         16.9     Severability...................................................................79
         16.10    Expenses.......................................................................79
         16.11    Injunctive Relief..............................................................79
         16.12    Consequential Damages..........................................................79
         16.13    Captions.......................................................................79
         16.14    Counterparts; Telecopied Signatures............................................79
         16.15    Construction...................................................................80
         16.16    Confidentiality................................................................80

                                      (vi)

346115.9

                             EXHIBITS AND SCHEDULES

     Exhibit A             Borrowing Base Certificate
     Exhibit 5.5(b)        Projections
     Exhibit 16.4          Commitment Transfer Supplement

     Schedule 1.2          Permitted Liens
     Schedule 4.2(b)       Chattel Paper
     Schedule 4.2(d)       Deposit Accounts
     Schedule 4.2(e)       Investment Property
     Schedule 4.2(h)       Letter of Credit; Bankers Acceptances; or
                             similar instruments
     Schedule 4.2(i)       Commercial Tort Claims
     Schedule 4.2(j)       Collateral in the Custody or Control of Third Parties
     Schedule 4.5          Equipment and Inventory Locations
     Schedule 4.15(c)      Chief Executive Offices
     Schedule 5.2(a)       Organizational Information and Qualifications
     Schedule 5.2(b)       Subsidiaries
     Schedule 5.4          Federal Tax Identification Number
     Schedule 5.6          Trade Names
     Schedule 5.8(b)       Pending Litigation
     Schedule 5.8(d)       Employee Benefit Plans
     Schedule 5.9          Intellectual Property
     Schedule 5.10         Licenses or Permits
     Schedule 5.14         Labor Disputes
     Schedule 5.23         Credit Card Agreements
     Schedule 7.3          Guarantees
     Schedule 7.5          Loans
     Schedule 7.8          Permitted Indebtedness

                              AMENDED AND RESTATED
                                REVOLVING CREDIT
                                       AND
                               SECURITY AGREEMENT


      Amended and Restated Revolving Credit and Security Agreement dated as of May __, 2004 (this "Agreement") by and among PERFUMANIA, INC., a corporation organized under the laws of the State of Florida ("Perfumania"), TEN KESEF II, INC., a corporation organized under the laws of the State of Florida ("Ten Kesef"), PERFUMANIA PUERTO RICO, INC., a corporation organized under the laws of the Commonwealth of Puerto Rico ("Perfumania-Puerto Rico"), and MAGNIFIQUE PARFUMES AND COSMETICS, INC., a corporation organized under the laws of the State of Florida ("Magnifique"; and together with Perfumania, Ten Kesef and Perfumania-Puerto Rico, each individually, a "Borrower" and collectively, the
"Borrowers"),   the  undersigned  financial  institutions   (collectively,   the
"Lenders" and individually a "Lender"), GMAC COMMERCIAL FINANCE LLC, as successor by merger with GMAC Commercial Credit LLC ("GMAC CF"), a limited liability company formed under the laws of the State of Delaware, as agent for Lenders (GMAC CF, in such capacity, the "Agent"), and CONGRESS FINANCIAL CORPORATION (FLORIDA), a corporation organized under the laws of the State of Florida, as documentation agent (in such capacity, the "Documentation Agent").

      WHEREAS, GMAC CF has previously entered into a Revolving Credit and Security Agreement dated as of May 12, 2000 with Borrowers (as thereafter amended, restated, renewed, extended, substituted, supplemented or otherwise modified, collectively, prior to the date of this Agreement, the "Existing Agreement"); and

      WHEREAS, Borrowers have requested that the Existing Agreement be amended, and Agent, Documentation Agent and Lenders have agreed to do so, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and undertakings herein contained, each of the Borrowers, Agent, Documentation Agent and Lenders hereby agree as follows:

1.    DEFINITIONS

      1.1 ACCOUNTING TERMS. As used in this Agreement or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined, shall have the respective meanings given to them under GAAP, provided, however, whenever such accounting terms are used for the purposes of determining compliance with financial covenants in this Agreement, except as limited in these definitions, such accounting terms shall be defined in accordance with GAAP applied in preparation of the audited financial statements of Borrowers.

      1.2 GENERAL TERMS. For purposes of this Agreement the following terms shall have the following meanings:

      "Accountants" shall have the meaning set forth in Section 9.7 hereof.

      "Accounts" shall mean all present and future rights of Borrowers to payment of a monetary obligation, whether or not earned by performance, which is not evidenced by chattel paper or an instrument, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, (c) for a secondary obligation incurred or to be incurred, or (d) arising out of the use of a credit or charge card or information contained on or for use with the card.

      "Advances" shall mean and include the Revolving Advances and Letters of Credit.

      "Affiliate" of any Person shall mean (a) any Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or executive officer of such Person, of any Subsidiary of such Person or of any Person described in CLAUSE (A) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote ten percent (10%) or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

      "Agent" shall have the meaning set forth in the preamble to this Agreement and shall include its successors and assigns.

      "Agent's security interest" or words of similar import shall have the meaning set forth in Section 4.1 hereof.

      "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the higher of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect on such day plus one half of one percent (1/2 %).

      "Applicable Margin for Domestic Rate Loans" for any given month, (a) for the period commencing on the Closing Date and ending on the last day of the calendar month during which Agent has received Borrowers' audited financial statements for fiscal year ending January 31, 2004, the Applicable Margin for Domestic Rate Loans shall be 0.5%; and (b) for the period commencing on the first day of the month following Agent's receipt of Borrowers' audited financial statements for fiscal year ending January 31, 2004 and at all times thereafter for the balance of the Term, if the Borrowers' Leverage Ratio as at the last day of Borrowers' immediately preceding fiscal quarter (as determined from the Borrowers' financial statements most recently delivered in accordance with
Section 9.8 hereof), is (i) greater than or equal to 6.0:1, then the Applicable Margin for Domestic Rate Loans for such month shall be 1.25%; (ii) greater than or equal to 5.0:1 but less than 6.0:1, then the Applicable Margin for Domestic Rate Loans for such month shall be 1.00%; (iii) greater than or equal to 4.0:1 but less than 5.0:1, then the Applicable Margin for Domestic Rate Loans for such month shall be 0.5%; or (iv) less than 4.0:1, then the Applicable Margin for Domestic Rate Loans for such month shall be 0.0%.

      "Applicable  Margin for LIBOR Rate Loans" shall mean, for any given month,
(a) for the period commencing on the Closing Date and ending on the last day of the calendar month during which Agent has received Borrowers' audited financial statements for fiscal year ending January 31, 2004, the Applicable Margin for LIBOR Rate Loans shall be 3.0%; and (b) for the period commencing on the first day of the month following Agent's receipt of Borrowers' audited financial statements for fiscal year ending January 31, 2004 and at all times thereafter for the balance of the Term, if the Borrowers' Leverage Ratio as at the last day of Borrowers' immediately preceding fiscal quarter (as determined from the Borrowers' financial statements most recently delivered in accordance with
Section 9.8 hereof), is (i) greater than or equal to 6.0:1, then the Applicable Margin for LIBOR Rate Loans for such month shall be 3.75%; (ii) greater than or equal to 5.0:1 but less than 6.0:1, then the Applicable Margin for LIBOR Rate Loans for such month shall be 3.50%; (iii) greater than or equal to 4.0:1 but less than 5.0:1, then the Applicable Margin for LIBOR Rate Loans for such month shall be 3.00%; (iv) greater than or equal to 3.0:1 but less than 4.0:1, then the Applicable Margin for LIBOR Rate Loans for such month shall be 2.75%; or (v) less than 3.0:1, then the Applicable Margin for LIBOR Rate Loans for such month shall be 2.50%. The Applicable Margin for LIBOR Rate Loans shall be determined based upon the Applicable Margin for LIBOR Rate Loans in effect as of the commencement of any Interest Period and, notwithstanding anything to the contrary contained herein, the Applicable Margin for LIBOR Rate Loans in effect as of the commencement of each Interest Period shall remain the Applicable Margin for LIBOR Rate Loans for the entire Interest Period.

      "Armored Car Companies" shall mean collectively, Safe & Sound Armed Courier, Inc. and Dunbar Armored, Inc., and their respective successors and assigns or any other armored car service selected by a Borrower after the date hereof after prior written notice to Agent and reasonably acceptable to Agent.

      "Authority" shall have the meaning set forth in Section 4.19(c).

      "Bank" shall mean The Bank of New York, and its successors and assigns.

      "Blocked Accounts" shall have the meaning set forth in Section 4.15(h).

      "Borrower" or "Borrowers" shall have the meanings set forth in the preamble to this Agreement and shall extend to all permitted successors and assigns of such Persons.

      "Borrowers on a Consolidated Basis" except to the extent limited in this definition, shall mean the consolidation in accordance with GAAP of the accounts or other items of Borrowers. Presentations of financial information for the Borrowers on a Consolidated Basis shall be consolidated from the applicable audited or unaudited consolidating financial statements of E Com Ventures, Inc. Financial information shall not include footnote disclosure required by GAAP with respect to the Borrowers on a Consolidated Basis, but shall be deemed to include the footnote disclosure contained in E Com Ventures, Inc.'s related audited or unaudited financial statements as it relates to such disclosure related to Borrowers on a Consolidated Basis.

      "Borrowing Agent" shall mean Perfumania, Inc. and its permitted successors and assigns.

      "Borrowing Base Certificate" shall mean the borrowing base certificate, substantially in the form of EXHIBIT A hereto, as such form may from time to time be reasonably modified by Agent.

      "Business Day" shall mean with respect to LIBOR Rate Loans, any day on which commercial banks are open for domestic and international business, including dealings in Dollar deposits in London, England and New York, New York and with respect to all other loans, any day other than a day on which commercial banks in New York are authorized or required by law to close.

      "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.ss.9601 et seq.

      "Change of Control" shall mean (a) the occurrence of any event (whether in one or more transactions) which results in a transfer of control of any Borrower to a Person who is not an Original Owner or (b) any merger or consolidation of or with any Borrower or sale of all or substantially all of the property or assets of any Borrower, except that the merger of any Borrower with any other Borrower or an Original Owner shall not be deemed to be a Change of Control. For purposes of this definition, "control of Borrower" shall mean the power, direct or indirect (x) to vote 50% or more of the securities having ordinary voting power for the election of directors of any Borrower or (y) to direct or cause the direction of the management and policies of any Borrower by contract or otherwise; PROVIDED, however, a change of control of the Guarantor shall not be a Change of Control under this Agreement.

      "Change of Ownership" shall mean (a) fifty percent (50%) or more of the common stock of any Borrower is no longer owned or controlled by (including for the purposes of the calculation of percentage ownership, any shares of common stock into which any capital stock of any Borrower held by any of the Original Owners is convertible or for which any such shares of the capital stock of any Borrower or of any other Person may be exchanged and any shares of common stock issuable to such Original Owners upon exercise of any warrants, options or similar rights which may at the time of calculation be held by such Original Owners) a Person who is either an Original Owner or an Affiliate of an Original Owner or (b) any merger, consolidation or sale of substantially all of the property or assets of any Borrower, except that the merger of any Borrower with any other Borrower shall not be deemed to be a Change of Ownership.

      "Charges" shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign (including, without limitation, the PBGC or any environmental agency or superfund), upon the Collateral, any Borrower or any of its Affiliates or Subsidiaries.

      "Closing Date" shall mean the date hereof or such other date as may be agreed to in writing by the parties hereto.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

      "Collateral" shall mean and include, with respect to each Borrower:

      (a) all Accounts and other Receivables;

      (b) all Equipment;

      (c) all General Intangibles;

      (d) all Inventory;

      (e) all Subsidiary Stock;

      (f) the Leasehold Interests;

      (g) all of such Borrower's right, title and interest in and to (i) its respective goods and other property including, but not limited to, all merchandise returned or rejected by Customers, relating to or securing any of the Receivables; (ii) all of such Borrower's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to any Borrower from any Customer relating to the Receivables; (iv) other property, including warranty claims, relating to any goods securing this Agreement; (v) all of such Borrower's contract rights, rights of payment which have been earned under a contract right, instruments (including all promissory notes), documents, chattel paper (including all tangible and electronic chattel paper), warehouse receipts, deposit accounts, money, securities and investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts), credit balances and other property of such Borrower now or hereafter held or received by or in transit to Agent or any Lender or any of Agent or any Lender's Affiliates or at any other depository or other institution from or for the account of any Borrower whether for safekeeping, pledge, custody, transmission, collection or otherwise; (vi) if and when obtained by such Borrower, all real and personal property of third parties in which such Borrower has been granted a lien or security interest as security for the payment or enforcement of Receivables and including deposits by and property of account debtors or other persons securing the obligations of account debtors; (vii) any other goods, personal property or real property now owned or hereafter acquired in which such Borrower has expressly granted a security interest or may in the future grant a security interest to Agent hereunder, or in any amendment or supplement hereto or thereto, or under any other agreement between Agent and such Borrower; (viii) all letters of credit, banker's acceptances and similar instruments and including all letter-of-credit rights; and (ix) all commercial tort claims, including, without limitation, those identified on SCHEDULE 4.2(I) hereto;

      (h) all Records; and

      (i) all proceeds and products of (a), (b), (c), (d), (e), (f), (g) or (h) in whatever form, including, insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

      "Collateral Access Agreement" shall mean an agreement in writing, in form and substance satisfactory to Agent, from any lessor of premises to a Borrower, or any other person to whom any Collateral (including Inventory, Equipment, bills of lading or other documents of title) is consigned or who has custody, control or possession of any such Collateral or is otherwise the owner or operator of any premises on which any of such Collateral is located, pursuant to which such lessor, consignee or other person, inter alia, acknowledges the first priority security interest of Agent in such Collateral, agrees to waive any and all claims such lessor, consignee or other person may, at any time, have against such Collateral, whether for processing, storage or otherwise, and agrees to permit Agent access to, and the right to remain on, the premises of such lessor, consignee or other person so as to exercise Agent's rights and remedies and otherwise deal with such Collateral and, in the case of any consignee or other person who at any time has custody, control or possession of any Collateral, acknowledges that it holds and will hold possession of the Collateral for the benefit of Agent and agrees to follow all instructions of Agent with respect thereto.

      "Collection Period" shall have the meaning set forth in Section 2.4(b) hereof.

      "Commitment Percentage" of any Lender shall mean the percentage set forth below such Lender's name on the signature page hereof as same may be adjusted upon any assignment by a Lender pursuant to Section 16.4(b) hereof.

      "Commitment  Transfer  Supplement"  shall mean a  document  in the form of
EXHIBIT 16.4 hereto, properly completed and otherwise in form and substance satisfactory to Agent by which the Purchasing Lender purchases and assumes a portion of the obligation of Lenders to make Advances under this Agreement.

      "Consents" shall mean, with respect to each Borrower, all filings and all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and other third parties, domestic or foreign, necessary to carry on any Borrower's business, including, without limitation, any consents required under all applicable federal, state or other applicable law.

      "Contract Rate" shall mean the Revolving Interest Rate.

      "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Borrower, are treated as a single employer under Section 414 of the Code.

      "Cost" shall mean, as to the Inventory as of any date, the cost of such Inventory as of such date, determined on a first-in-first-out basis in accordance with GAAP.

      "Credit Card Acknowledgments" shall mean, individually and collectively, the agreements by Credit Card Issuers or Credit Card Processors who are parties to Credit Card Agreements in favor of Agent acknowledging Agent's first priority security interest in the monies due and to become due to any Borrower (including, without limitation, credits and reserves) under the Credit Card Agreements, and agreeing to transfer all such amounts to the Blocked Accounts, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      "Credit Card Agreements" shall mean all agreements now or hereafter entered into by any Borrower with any Credit Card Issuer or any Credit Card Processor, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, including, but not limited to, the agreements set forth on SCHEDULE 5.23 hereto.

      "Credit Card Issuer" shall mean any person (other than a Borrower) who issues or whose members issue credit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through MasterCard International, Inc., Visa, U.S.A., Inc. or Visa International and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards, including, without limitation, credit or debit cards issued by or through American Express Travel Related Services Company, Inc. and Novus Services, Inc.

      "Credit Card Processor" shall mean any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any of any Borrower's sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer (including, but not limited to Citicorp Credit Services, Inc.)

      "Credit Card Receivables" shall mean collectively, (a) all present and future rights of each Borrower to payment from any Credit Card Issuer, Credit Card Processor or other third party arising from sales of goods or rendition of services to customers who have purchased such goods or services using a credit or debit card and (b) all present and future rights of each Borrower to payment from any Credit Card Issuer, Credit Card Processor or other third party in connection with the sale or transfer of Accounts arising pursuant to the sale of goods or rendition of services to customers who have purchased such goods or services using a credit card or a debit card, including, but not limited to, all amounts at any time due or to become due from any Credit Card Issuer or Credit Card Processor under the Credit Card Agreements or otherwise.

      "Customer" shall mean and include the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with any Borrower, pursuant to which such Borrower is to deliver any personal property or perform any services.

      "Default" shall mean an event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

      "Default Rate" shall mean a rate equal to two percent (2%) per annum in excess of the Contract Rate or the Overadvance Rate, as the case may be.

      "Defaulting Lender" shall have the meaning set forth in Section 2.14(a) hereof.

      "Deposit Account Control Agreement" shall mean an agreement in writing, in form and substance satisfactory to Agent, by and among Agent, each Borrower and any bank at which any deposit account of such Borrower is at any time maintained which provides that such bank will comply with instructions originated by Agent directing disposition of the funds in the deposit account without further consent by such Borrower and such other terms and conditions as Agent may require, including as to any such agreement with respect to any Blocked Account, providing that all items received or deposited in the Blocked Accounts are the property of Agent, that the bank has no lien upon, or right to setoff (except with regard to the usual and customary charges of the bank for such Blocked Account Services) against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the bank will wire, or otherwise transfer, in immediately available funds, on a daily basis to the Payment Account all funds received or deposited into the Blocked Accounts.

      "Documents" shall have the meaning set forth in Section 8.1(b) hereof.

      "Dollars" and the sign "$" shall mean lawful money of the United States of America.

      "Domestic Rate Loan" shall mean any Advance that bears interest based upon the Alternate Base Rate.

      "EBITDA" shall mean for any given period for Borrowers on a Consolidated Basis (a) net income (or loss) determined in accordance with GAAP less all extraordinary gains plus (b) cash payments of taxes, plus (c) cash payments of interest expense plus (d) depreciation and amortization and other non-cash expenses during such period (to the extent deducted in the computation of net income (or loss) for such period).

      "Eligible Inventory" shall mean Inventory located in the United States of America or the Commonwealth of Puerto Rico consisting of finished goods held for resale in the ordinary course of the business of Borrowers that are acceptable to Agent based on the criteria set forth below. In general, Eligible Inventory shall not include (a) packaging and shipping materials; (b) supplies used or consumed in Borrowers' business; (c) Inventory at premises other than those owned, leased and/or controlled by a Borrower, (d) Inventory subject to a security interest or lien in favor of any person other than Agent except those permitted in this Agreement including Permitted Encumbrances; (e) bill and hold goods; (f) unserviceable, obsolete or slow moving Inventory; (g) Inventory which is not subject to the first priority, valid and perfected security interest of Agent; (h) damaged and/or defective Inventory (i) returned Inventory that is not held for resale; (j) Inventory to be returned to vendors; (k) Inventory subject to deposits made by customers for sales of Inventory that has not been delivered; (l) Inventory held after the applicable expiration date thereof; (m) samples; and (n) Inventory purchased or sold on consignment. General criteria for Eligible Inventory may be established and revised from time to time by Agent in its sole and absolute discretion.

      "Environmental Complaint" shall have the meaning set forth in Section 4.19(c) hereof.

      "Environmental Laws" shall mean all federal, state and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto.

      "Equipment" shall mean and include with respect to each Borrower, all of such Borrower's now owned and hereafter acquired equipment, wherever located, including machinery, data processing and computer equipment and computer hardware and software, whether owned or licensed, and including embedded software, vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder.

      "Event of Default" shall mean the occurrence of any of the events set forth in Article 10 hereof.

      "Existing Agreement" shall have the meaning set forth in the preamble to this Agreement.

      "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or if such day is not a Business Day, for the next immediately preceding Business
Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by the Bank from three Federal funds brokers of recognized standing selected by the Bank.

      "Fee Letter" shall mean the fee letter dated as of the date hereof among Borrowers and Agent.

      "Fixed Charge Coverage Ratio" shall mean as at the end of each fiscal quarter, determined with respect to the Borrowers on a Consolidated Basis, the ratio for any given computation period of (a) EBITDA minus unfinanced capital expenditures to (b) the sum of (i) the interest expense (including all imputed interest on capital lease obligations of Borrowers) plus (ii) the aggregate amount of all scheduled debt repayments (including all imputed principal payments on capital lease obligations of Borrowers but excluding all Revolving Advances) plus (iii) cash taxes paid by the Borrowers, in all cases for such quarter.

      "Formula Amount" shall have the meaning set forth in Section 2.1(a).

      "Funded Debt" shall mean for Borrowers on a Consolidated Basis, liabilities for borrowed money, including, without limitation, undrawn or unreimbursed Letters of Credit (to the extent such Letters of Credit are not specifically secured one hundred percent (100%) by cash or cash equivalents) and capitalized lease obligations, but excluding all liabilities for borrowed money subordinated to the Obligations of Borrowers to Agent and Lenders hereunder.

      "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

      "General Intangibles" shall mean and include as to each Borrower all of such Borrower's general intangibles, whether now owned or hereafter acquired including, without limitation, all choses in action, causes of action, corporate or other business records, patents, patent rights, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, service marks, service mark applications, goodwill (including any goodwill associated with any trademark or the license of any trademark), copyrights, works which are the subject matter of copyrights, rights in works of authorship, copyright registrations, inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals and operating standards, design rights, registrations, licenses, franchises, customer lists, tax refunds, tax refund claims, computer programs, domaine names, domaine name registrations, software and contract rights relating to software, all claims under guaranties, security interests or other security held by or granted to such Borrower to secure payment of any of the Accounts by a Customer, all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

      "GMAC CF" shall have the meaning set forth in the preamble to this Agreement and shall include its successors and assigns.

      "Governmental Body" shall mean any nation or government, any state or other political subdivision thereof or any entity exercising the legislative, judicial, regulatory or administrative functions of or pertaining to a government.

      "Guarantor" shall mean E Com Ventures, Inc. and any other Person that at any time executes a Guaranty.

      "Guaranty" shall mean individually and collectively, each guaranty of the obligations of Borrowers executed by a Guarantor in favor of Agent and Lenders.

      "Hazardous Discharge" shall have the meaning set forth in Section 4.19(c) hereof.

      "Hazardous Substance" shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, Hazardous Wastes, hazardous or toxic substances or related materials as defined in CERCLA, the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), RCRA, Articles 15 and 27 of the New York State Environmental Conservation Law or any other applicable Environmental Law and in the regulations adopted pursuant thereto.

      "Hazardous Wastes" shall mean all waste materials subject to regulation under CERCLA, RCRA or applicable state law, and any other applicable Federal and state laws now in force or hereafter enacted relating to hazardous waste disposal.

      "Indebtedness" of a Person at a particular date shall mean all obligations of such Person which in accordance with GAAP would be classified upon a balance sheet as liabilities (except capital stock and surplus earned or otherwise) and in any event, without limitation by reason of enumeration, shall include all indebtedness, debt and other similar monetary obligations of such Person whether direct or guaranteed, and all premiums, if any, due at the required prepayment dates of such indebtedness, and all indebtedness secured by a Lien on assets owned by such Person, whether or not such indebtedness actually shall have been created, assumed or incurred by such Person. Any indebtedness of such Person resulting from the acquisition by such Person of any assets subject to any Lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred.

      "Interest Period" shall mean the period provided for any LIBOR Rate Loan pursuant to Section 2.2(c).

      "Inventory" shall mean and include, with respect to each Borrower, all of such Borrower's now owned and hereafter existing or acquired goods, wherever located, which (a) are leased by such Borrower as lessor; (b) are held by such Borrower for sale or lease or to be furnished under a contract of service; (c) are furnished by such Borrower under a contract of service; or (d) consist of raw materials, work in process, finished goods or materials used or consumed in its business.

      "Inventory Advance Rate" shall have the meaning set forth in Section 2.1(a)(i) hereof.

      "Investment Property Control Agreement" shall mean an agreement in writing, in form and substance satisfactory to Agent, by and among Agent, each Borrower and any securities intermediary, commodity intermediary or other person who has custody, control or possession of any investment property of such Borrower acknowledging that such securities intermediary, commodity intermediary or other person has custody, control or possession of such investment property on behalf of Agent, that it will comply with entitlement orders originated by Agent with respect to such investment property, or other instructions of Agent, or (as the case may be) apply any value distributed on account of any commodity contract as directed by Agent, in each case, without the further consent of such Borrower and including such other terms and conditions as Agent may require.

      "Leasehold Interests" shall mean all of Borrowers' present and future right, title and interest in and to any leased premises.

      "Lender" and "Lenders" shall have the meaning ascribed to such term in the preamble to this Agreement and shall include each Person which is a transferee, successor or assign of any Lender.

      "Letters of Credit" shall have the meaning set forth in Section 2.7.

      "Letter of Credit Fees" shall have the meaning set forth in Section 3.2 hereof.

      "Leverage Ratio" shall mean as at the end of each fiscal quarter, the ratio, for any given computation period of (a) Funded Debt to (b) EBITDA.

      "LIBOR Rate" shall mean for any LIBOR Rate Loan for the then current Interest Period relating thereto, the rate per annum quoted by the Bank two (2) Business Days prior to the first day of such Interest Period for the offering by the Bank to prime commercial banks in the London interbank Eurodollar market of Dollar deposits in immediately available funds for a period equal to such Interest Period and in an amount equal to the amount of such LIBOR Rate Loan.

      "LIBOR Rate Loan" shall mean an Advance at any time that bears interest based upon the LIBOR Rate.

      "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), Charges, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

      "Material Adverse Effect" shall mean a material adverse effect on (a) the condition, operations, assets or business prospects of the Borrowers on a Consolidated Basis, (b) the Borrowers' collective ability to pay the Obligations in accordance with the terms thereof, (c) the value of the Collateral, the Liens on the Collateral or the priority of any such Lien or (d) the practical realization of the benefits of Agent's and Lenders' rights and remedies under this Agreement and the Other Documents.

      "Maximum Loan Amount" shall mean $60,000,000.

      "Maximum Revolving Advance Amount" shall mean $60,000,000.

      "Monthly Advances" shall have the meaning set forth in Section 3.1 hereof.

      "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Sections 3(37) and 4001(a)(3) of ERISA.

      "Net Orderly Liquidation Value" shall mean the amount equal to the recovery on the aggregate amount of Inventory at such time on a "store closing sale" basis or a "going out of business sale" basis as set forth in the most recent appraisal of Inventory reasonably acceptable to and received by Agent, net of operating expenses incurred during the period of liquidation, and liquidation expenses and commissions.

      "Obligations" shall mean and include any and all of each Borrower's Indebtedness and/or liabilities to Agent or Lenders or any Affiliate of Agent or any Lender of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, arising under or in connection with this Agreement, the Other Documents or any transactions hereunder or thereunder, including, but not limited to, any and all of any Borrower's Indebtedness and/or liabilities under this Agreement, the Other Documents or under any other agreement between Agent or Lenders and any Borrower and all obligations of any Borrower to Agent or Lenders to perform acts or refrain from taking any action.

      "Original Owners" shall mean E Com Ventures, Inc., Stephen Nussdorf and Glenn Nussdorf.

      "Other Documents" shall mean the Questionnaire and any and all other agreements, instruments and documents, including, without limitation, notes, guaranties, pledges, additional security agreements, powers of attorney, consents, and all other writings heretofore, now or hereafter executed by any Borrower and/or delivered by or on behalf of a Borrower to Agent or any Lender in respect of the transactions contemplated by this Agreement.

      "Overadvance" shall have the meaning set forth in Section 3.1 hereof.

      "Overadvance Rate" shall mean a per annum rate equal to one percent (1%) in excess of the applicable Revolving Interest Rate and the Letter of Credit Fees, as the case may be.

      "Parent" of any Person shall mean a corporation or other entity owning, directly or indirectly, at least fifty percent (50%) of the shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors of the Person, or other Persons performing similar functions for any such Person.

      "Payment Account" shall have the meaning set forth in Section 4.15(h)(ii) hereof.

      "Payment Office" shall mean initially 1290 Avenue of the Americas, New York, New York; thereafter, such other office of Agent, if any, which it may designate by notice to Borrowing Agent to be the Payment Office.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation.

      "Permitted Encumbrances" shall mean with respect to each Borrower (a) Liens in favor of Agent for itself and the ratable benefit of Lenders; (b) Liens for taxes, assessments or other governmental charges either not delinquent or being contested in good faith by appropriate proceedings and, in each case, with respect to which proper reserves have been taken by Borrowers; provided, that, the Lien shall have no effect on the priority of the Liens in favor of Agent or the value of the assets in which Agent has such a Lien and a stay of enforcement of any such Lien shall be in effect; (c) Liens disclosed in the financial statements referred to in Section 5.5, the existence of which Agent has consented to in writing; (d) deposits or pledges of cash to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance; (e) deposits or pledges of cash to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of any Borrower's business; (f) judgment Liens that have been stayed or bonded and mechanics', workers', landlord's materialmen's or other like Liens arising in the ordinary course of any Borrower's business with respect to obligations which are not due or which are being contested in good faith by the applicable Borrower; (g) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that (i) any such lien shall not encumber any other property of the Borrowers and (ii) the aggregate amount of Indebtedness secured by such Liens incurred as a result of such purchases during any fiscal year shall not exceed the amount provided for in Section 7.6 hereof; (h) Liens or rights of setoff or credit balances of any Borrower with Credit Card Issuers, but not Liens on or rights of setoff against any other property or assets of any
Borrower pursuant to the Credit Card Agreements (as in effect on the date hereof) to secure the obligations of any Borrower to the Credit Card Issuers as a result of fees and chargebacks; and (i) Liens disclosed on SCHEDULE 1.2 hereto.

      "Person" shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization association, limited liability company, institution, public benefit corporation, joint venture, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

      "Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained for employees of any Borrower or any member of the Controlled Group or any such Plan to which any Borrower or any member of the Controlled Group is required to contribute on behalf of any of its employees.

      "Prepayment Date" shall have the meaning set forth in Section 13.1 hereof.

      "Prime Rate" shall mean the prime commercial lending rate of the Bank as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate. This rate of interest is determined from time to time by the Bank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers of the Bank.

      "Pro Forma Balance Sheet" shall have the meaning set forth in Section 5.5(a) hereof.

      "Pro  Forma  Financial  Statements"  shall have the  meaning  set forth in
Section 5.5(b) hereof.

      "Projections" shall have the meaning set forth in Section 5.5(b) hereof.

      "Purchasing Lender" shall have the meaning set forth in Section 16.4(c) hereof.

      "Questionnaire" shall mean the Documentation Information Questionnaire and the responses thereto provided by Borrowers and delivered to Agent.

      "RCRA" shall mean the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901 et seq., as same may be amended from time to time.

      "Real Property" shall mean, with respect to each Borrower, all of such Borrower's right, title and interest in and to its owned and leased premises.

      "Receivables" shall mean and include, with respect to each Borrower, all of the following now owned or hereafter arising or acquired property of such
Borrower: (a) all Accounts; (b) all amounts at any time payable to such Borrower in respect of the sale or other disposition by such Borrower or any Account or other obligation for the payment of money; (c) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (d) all Credit Card Receivables, and (e) all payment intangibles of such Borrower and other contract rights, chattel paper, instruments, notes, and other forms of obligations owing to such Borrower, whether from the sale and lease of goods or other property, licensing of any property (including Intellectual Property or other general intangibles), rendition of services or from loans or advances by such Borrower or to or for the benefit of any third person (including loans or advances to any Affiliates or Subsidiaries of such Borrower) or otherwise associated with any Accounts, Inventory or General Intangibles of such Borrower (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to such Borrower in connection with the termination of any Plan or other employee benefit plan and any other amounts payable to such Borrower from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which Borrower is beneficiary).

      "Records" shall mean, with respect to each Borrower, all of such Borrower's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of such Borrower with respect to the foregoing maintained with or by any other person).

      "Release" shall have the meaning set forth in Section 5.7(c)(i) hereof.

      "Rent Reserve" shall mean (a) prior to the occurrence of a Default, $350,000, and (b)after the occurrence of a Default and during its continuance, $350,000 plus all past due rental payments, services charges and other amounts due to the owners and lessors of any real property leased by Borrowers.

      "Reportable Event" shall mean a reportable event described in Section 4043(b) of ERISA or the regulations promulgated thereunder.

      "Required Lenders" shall mean Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the Advances, EXCEPT, THAT, at any time the number of Lenders signatory to this Agreement is equal to two (2) or less, "Required Lenders" shall mean all Lenders.

      "Reserves" shall mean all Obligations then chargeable to any account of Borrowers, as well as Obligations which may, in Agent's sole discretion, be chargeable to Borrowers' account thereafter, in each case, without duplication, by reason of or in connection with any of the following: steamship guarantees; airway releases; to adjust for audit/examination of Borrowers' accounts(s) or for any documentation correction; and such additional reserves as Agent in its sole discretion, exercised in good faith, deems appropriate. In addition to and not in limitation of the foregoing, Reserves shall include, in Agent's sole discretion, with respect to Borrowers (a) to reflect events, conditions or contingencies that, as determined by Agent in it sole discretion, adversely affect or would adversely affect the security interests and other rights of Agent in the Collateral (including the enforceability, perfection and priority thereof), or (b) to reflect Agent's good faith belief that any collateral report or financial information furnished by or on behalf of Borrowers to Agent is or may have been incomplete, inaccurate or misleading in any material respect, or
(c) in respect of any state of facts which Agent determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default, or (d) to reflect inventory shrinkage, or (e) to reflect amounts due or to become due in respect of sales, use and/or withholding taxes, provided, that, a Reserve pursuant to this CLAUSE (E) will only be established if (i) Undrawn Availability (after giving effect to any reserve for such amounts) shall be less than $500,000 or (ii) Default or an Event of Default shall exist or have occurred and be continuing, or (f) the Rent Reserve or (g) to reflect amounts owing by Borrowers to Credit Card Issuers or Credit Card Processors in connection with the Credit Card Agreements.

      "Retail Inventory" shall mean all finished goods Inventory to be sold by Borrowers at a retail store location owned or leased by Borrowers.

      "Revolving Advances" shall mean Advances made other than Letters of Credit.

      "Revolving Interest Rate" shall mean a per annum interest rate on all Revolving Advances equal to as applicable: (a) with respect to Domestic Rate Loans, the sum of the Alternate Base Rate plus the Applicable Margin for Domestic Rate Loans, or (b) with respect to LIBOR Rate Loans, the sum of the LIBOR Rate plus the Applicable Margin for LIBOR Rate Loans.

      "Settlement Date" shall mean the Closing Date and thereafter Friday of each week (unless such day is not a Business Day in which case it shall be the next succeeding Business Day) or such other date as Agent may elect.

      "Subordinated Debt Payments" shall mean and include all cash actually expended to make payments of principal and interest on the Subordinated Indebtedness.

      "Subordinated Debt Documentation" shall mean collectively, the Security Agreement dated as of March 9, 2004 by and among Perfumania and Subordinated Lender, the Subordinated Note, and all agreements, documents, notes and instruments at any time executed and/or delivered by any Borrower or any other person to, with or in favor of Subordinated Lender in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      "Subordinated Indebtedness" shall mean all Indebtedness now or hereafter due and owing Subordinated Lender by any Borrowers under the Subordinated Debt Documentation or otherwise.

      "Subordinated Lender" shall mean, collectively, Stephen Nussdorf and Glenn Nussdorf.

      "Subordinated Note" shall mean that certain Subordinated Secured Demand Note, dated March 9, 2004 by Perfumania in favor of Subordinated Lender in the original principal amount of $5,000,000, as in effect on the date hereof.

      "Subordination Agreement" shall mean the Subordination Agreement dated as of the date hereof among Agent, Lenders, Borrowers and Subordinated Lender.

      "Subsidiary" shall mean a corporation or other entity of whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

      "Subsidiary Stock" shall mean all of the issued and outstanding shares of stock owned by Perfumania of (a) Ten Kesef, a Florida corporation, (b) Perfumania-Puerto Rico, a Puerto Rico corporation, and (c) Magnifique, a Florida corporation.

      "Term" shall mean the Closing Date through May __, 2007.

      "Termination Event" shall mean with respect to each Borrower (a) a Reportable Event with respect to any Plan or Multiemployer Plan; (b) the withdrawal of any Borrower or any member of the Controlled Group from a Plan or Multiemployer Plan during a plan year in which such entity was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (c) the providing of notice of intent to terminate a Plan in a distress termination described in Section 4041(c) of ERISA; (d) the institution by the PBGC of proceedings to terminate a Plan or Multiemployer Plan; (e) any event or condition (i) which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (ii) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (f) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of any Borrower or any member of the Controlled Group from a Multiemployer Plan.

      "Toxic Substance" shall mean and include any material present on the Real Property or the Leasehold Interests which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. ss.ss. 2601 et seq., applicable state law, or any other applicable Federal or state laws now in force or hereafter enacted relating to toxic substances. "Toxic Substance" includes but is not limited to asbestos, polychlorinated biphenyls (PCBs) and lead-based paints.

      "Transactions" shall have the meaning set forth in Section 5.5(a) hereof.

      "Transferee" shall have the meaning set forth in Section 16.4(b) hereof.

      "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York, and any successor statute, as in effect from time to time (except that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as Agent may otherwise determine).

      "Undrawn  Availability" at a particular date shall mean an amount equal to
(a) the lesser of (i) the Formula Amount or (ii) the Maximum Loan Amount,  minus
(b) the outstanding amount of Advances.

      "Value" shall mean, as determined by Agent, with respect to Inventory, the lower of (a) Cost or (b) market value.

      "Week" shall mean the time period commencing with a Wednesday and ending on the following Tuesday.

      "Wholesale   Inventory"   shall  mean  all  finished  goods  Inventory  of
Borrowers, other than Retail Inventory.

      "Working Capital" at a particular date, shall mean the excess, if any, with respect to the Borrowers on a Consolidated Basis, of Current Assets over Current Liabilities at such date.

      1.3 UNIFORM COMMERCIAL CODE TERMS. All terms used herein and defined in the UCC shall have the meaning given therein unless otherwise defined herein.

      1.4 CERTAIN MATTERS OF CONSTRUCTION. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including, without limitation, references to any of the Other Documents shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

2.    ADVANCES, PAYMENTS.

      2.1 (A) TOTAL REVOLVING ADVANCES. Subject to the terms and conditions set forth in this Agreement, including, without limitation, Section 2.1(b), each Lender, severally and not jointly, will make Revolving Advances to Borrowers in aggregate amounts outstanding at any time not greater than such Lender's Commitment Percentage of the lesser of (x) the Maximum Revolving Advance Amount less the aggregate undrawn amount of outstanding Letters of Credit or (y) an amount equal to the sum of:

            (i) up to the  lesser  of (A)  65%,  subject  to the  provisions  of
Section 2.1(b), of Eligible Inventory at such time, or (B) 90%, subject to the provisions of Section 2.1(b), of the Net Orderly Liquidation Value of such Eligible Inventory at such time (CLAUSES (A) AND (B) collectively, the "Inventory Advance Rate"), minus

            (ii) such Reserves as Agent may reasonably deem proper and necessary from time to time.

The amount derived from (x) Section 2.1(a)(i) minus (y) Section 2.1(a)(ii) at any time and from time to time shall be referred to as the "Formula Amount".

      (b) DISCRETIONARY RIGHTS. The Inventory Advance Rate may be increased or decreased by Agent at any time and from time to time in the exercise of its reasonable discretion. Each Borrower consents to any such increases or decreases and acknowledges that decreasing the Inventory Advance Rate or increasing the reserves may limit or restrict Advances requested by a Borrower.

      (c) INVENTORY SUBLIMITS. Notwithstanding anything to the contrary set forth herein, Borrowers hereby acknowledge, confirm and agree that the maximum amount of Wholesale Inventory which may be considered Eligible Inventory for advance purposes hereunder shall not exceed, at any given time, the aggregate amount of $11,000,000.

      2.2 PROCEDURE FOR BORROWING REVOLVING ADVANCES.

            (a) Borrowing Agent, on behalf of Borrowers, may notify Agent prior to 11:00 a.m. on a Business Day of Borrowers' request to incur, on that day, a Revolving Advance hereunder. Such request shall indicate the amount of the requested Revolving Advance. Should any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement or any other agreement with Agent or any Lender, or with respect to any other Obligation, become due, same shall to the extent not otherwise paid be deemed a request for a Revolving Advance bearing interest at the rate applicable to Domestic Rate Loans as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement or any other agreement with Agent or any Lender, and such request shall be irrevocable.

            (b) In the event that Borrowing Agent, on behalf of Borrowers desires to obtain a LIBOR Rate Loan, Borrowing Agent shall give Agent at least three (3) Business Days' prior written notice, specifying (i) the date of the proposed borrowing (which shall be a Business Day), (ii) the amount on the date of such LIBOR Rate Loan to be borrowed, which amount shall be in a minimum amount of $100,000 and in integral multiples of $100,000 in excess thereof, and
(iii) the duration of the first Interest Period therefor. Interest Periods for LIBOR Rate Loans shall be for one, two, three or six months. The aggregate amount of LIBOR Rate Loans shall not exceed eighty percent (80%) of the aggregate amount of outstanding Advances at any time, and there shall not be at any time outstanding, more than six (6) LIBOR Rate Loans, in the aggregate. No LIBOR Rate Loan shall be made available to any Borrower during the continuance of a Default or an Event of Default.

            (c) Each Interest Period of a LIBOR Rate Loan shall commence on the date such LIBOR Rate Loan is made and shall end on such date as Borrowing Agent may elect as set forth in (b)(iii) above provided that the exact length of each Interest Period shall be determined in accordance with the practice of the interbank market for offshore Dollar deposits and no Interest Period shall end after the last day of the Term hereof.

            (d) Borrowing Agent shall elect the initial Interest Period applicable to a LIBOR Rate Loan by its notice of borrowing given to Agent pursuant to Section 2.2(b) or by its notice of conversion given to Agent pursuant to Section 2.2(e), as the case may be. Borrowing Agent shall elect the duration of each succeeding Interest Period by giving irrevocable written notice to Agent of such duration not less than three (3) Business Days prior to the last day of the then current Interest Period applicable to such LIBOR Rate Loan. If Agent does not receive timely notice of the Interest Period elected by Borrowing Agent, any Borrower shall be deemed to have elected to convert to a Domestic Rate Loan subject to Section 2.2(f) herein below.

            (e) Provided that no Event of Default shall have occurred and be continuing, any Borrower may, on the last Business Day of the then current Interest Period applicable to any outstanding LIBOR Rate Loan, or on any Business Day with respect to Domestic Rate Loans, convert any such loan into a loan of another type in the same aggregate principal amount provided that any conversion of a LIBOR Rate Loan shall be made only on the last Business Day of the then current Interest Period applicable to such LIBOR Rate Loan. If any Borrower desires to convert a loan, Borrowing Agent shall give Agent not less than three (3) Business Days' prior written notice to convert from a Domestic Rate Loan to a LIBOR Rate Loan or one (1) Business Day's prior written notice to convert from a LIBOR Rate Loan to a Domestic Rate Loan, specifying the date of such conversion, the loans to be converted and if the conversion is from a Domestic Rate Loan to any other type of loan, the duration of the first Interest Period therefor. After giving effect to each such conversion, there shall not be outstanding more than six (6) LIBOR Rate Loans, in the aggregate.

            (f) Each Borrower and Guarantor shall indemnify Agent and Lenders and hold Agent and Lenders harmless from and against any and all losses or expenses that Agent and Lenders may sustain or incur as a consequence of any prepayment, conversion of or any default by any Borrower in the payment of the principal of or interest on any LIBOR Rate Loan or failure by any Borrower to complete a borrowing of, a prepayment of or conversion of or to a LIBOR Rate Loan after notice thereof has been given, including, but not limited to, any interest payable by Agent or Lenders to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent or any Lender to Borrowing Agent shall be conclusive absent manifest error.

            (g) Notwithstanding any other provision hereof, if any applicable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender (for purposes of this subsection (g), the term "Lender" shall include any Lender and the office or branch where any Lender or any corporation or bank controlling such Lender makes or maintains any LIBOR Rate Loans) to make or maintain its LIBOR Rate Loans, the obligation of Lenders to make LIBOR Rate Loans hereunder, as the case may be, shall forthwith be cancelled and Borrowing Agent, on behalf of Borrowers, shall, if any affected LIBOR Rate Loans are then outstanding, promptly upon request from Agent, either pay all such affected LIBOR Rate Loans or convert such affected LIBOR Rate Loans into loans of another type. If any such payment or conversion of any LIBOR Rate Loan is made on a day that is not the last day of the Interest Period applicable to such LIBOR Rate Loan, Borrowers shall pay Agent, upon Agent's request, such amount or amounts as may be necessary to compensate Lenders for any loss or expense sustained or incurred by Lenders in respect of such LIBOR Rate Loan as a result of such payment or conversion, including (but not limited to) any interest or other amounts payable by Lenders to lenders of funds obtained by Lenders in order to make or maintain such LIBOR Rate Loan. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Lenders to Borrowing Agent shall be conclusive absent manifest error.

      2.3 DISBURSEMENT OF ADVANCE PROCEEDS. All Advances shall be disbursed from whichever office or other place Agent may designate from time to time and, together with any and all other Obligations of Borrowers to Agent or Lenders, shall be charged to Borrowers' account on Agent's books. During the Term, Borrowers may use the Revolving Advances by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions of this Agreement. The proceeds of each Revolving Advance requested by Borrowers or deemed to have been requested by Borrowers under Section 2.2(a) hereof shall, with respect to requested Revolving Advances to the extent Lenders make such Revolving Advances, be made available to the applicable Borrower on the day so requested by way of credit to such Borrower's operating account at The Bank of New York, or such other bank as Borrowing Agent may designate following notification to Agent, in federal funds or other immediately available funds or, with respect to Revolving Advances deemed to have been requested by any Borrower, be disbursed to Agent to be applied to the outstanding Obligations giving rise to such deemed request.

      2.4 REPAYMENT OF ADVANCES.

            (a) The Advances shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided.

            (b) Each Borrower  recognizes that the amounts  evidenced by checks, notes, drafts or any other items of payment relating to and/or proceeds of Collateral may not be collectible by Agent on the date received. In consideration of Agent's agreement to conditionally credit Borrowers' account as of the Business Day on which Agent receives those items of payment, each Borrower agrees that, in computing the charges under this Agreement, all items of payment shall be deemed applied by Agent on account of the Obligations one
(1) Business Day after confirmation to Agent by the Blocked Account bank, as provided for in Section 4.15(h) hereof (the "Collection Period"), that such items of payment have been collected in good funds and finally credited to Agent's account. Agent is not, however, required to credit Borrowers' account for the amount of any item of payment which is unsatisfactory to Agent and Agent may charge Borrowers' account for the amount of any item of payment which is returned to Agent unpaid.

            (c) All payments of principal, interest and other amounts payable hereunder, or under any of the related agreements shall be made to Agent at the Payment Office not later than 1:00 P.M. (New York Time) on the due date therefor in lawful money of the United States of America in federal funds or other funds immediately available to Agent. Agent shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging Borrowers' account or by making Advances as provided in Section 2.2 hereof.

            (d) Borrowers shall pay principal, interest, and all other amounts payable hereunder, or under any Other Documents, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

      2.5 REPAYMENT OF EXCESS ADVANCES. The aggregate balance of Advances outstanding at any time in excess of the maximum amount of Advances permitted hereunder shall be immediately due and payable without the necessity of any demand, at the Payment Office, whether or not a Default or Event of Default has occurred.

      2.6 STATEMENT OF ACCOUNT. Agent shall maintain, in accordance with its customary procedures, a loan account in the name of Borrowers in which shall be recorded the date and amount of each Advance made by Lenders and the date and amount of each payment in respect thereof; provided, however, the failure by Agent to record the date and amount of any Advance shall not adversely affect Agent or any Lender. Each month, Agent shall send to Borrowing Agent a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between Lenders and Borrowers, during such month. The monthly statements shall be deemed correct and binding upon Borrowers in the absence of manifest error and shall constitute an account stated among Lenders and Borrowers unless Agent receives a written statement of Borrowers' specific exceptions thereto within forty-five (45) days after such statement is received by Borrowing Agent. The records of Agent with respect to the loan account shall be prima facie evidence of the amounts of Advances and other charges thereto and of payments applicable thereto.

      2.7 LETTERS OF CREDIT. Subject to the terms and conditions hereof, Agent shall issue, or cause Bank to issue, Letters of Credit ("Letters of Credit") on behalf of any Borrower; provided, however, that Agent will not be required to issue any Letters of Credit to the extent that the face amount of such Letters of Credit would then cause the sum of (a) the outstanding Revolving Advances plus (b) the outstanding Letters of Credit (with the requested Letter of Credit being deemed to be outstanding for purposes of this calculation) to exceed the lesser of (i) the Maximum Revolving Advance Amount or (ii) the Formula Amount. Each Letter of Credit shall be issued for the ratable risk of each Lender according to its pro rata share of the Advances. Notwithstanding anything to the contrary contained herein, the maximum amount of outstanding Letters of Credit shall not exceed $1,000,000 in the aggregate at any time. All disbursements or payments related to Letters of Credit shall be deemed to be Revolving Advances and shall bear interest at the Revolving Interest Rate with respect to Domestic Rate Loans; and Letters of Credit that have not been drawn upon shall not bear interest.

      2.8 ISSUANCE OF LETTERS OF CREDIT.

            (a) Borrowing Agent on behalf of Borrowers may request Agent to issue, or cause Bank to issue, a Letter of Credit by delivering to Agent at the Payment Office, Agent's standard form of Letter of Credit and Security Agreement together with Bank's standard form of Letter of Credit Application (collectively, the "Letter of Credit Application") completed to the satisfaction of Agent and Bank; and, such other certificates, documents and other papers and information as Agent and Bank may reasonably request.

            (b) Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than twelve (12) months after such Letter of Credit's date of issuance and in no event later than the last day of the Term. Each Letter of Credit Application and each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any amendments or revision thereof and, to the extent not inconsistent therewith, the laws of the State of New York.

      2.9 REQUIREMENTS FOR ISSUANCE OF LETTERS OF CREDIT.

            (a) In connection with the issuance of any Letter of Credit, Borrowers shall indemnify, save and hold Agent and Lenders harmless from any loss, cost, expense or liability, including, without limitation, payments made by Agent or Lenders, and expenses and reasonable attorneys' fees incurred by Agent and Lenders arising out of, or in connection with, any Letter of Credit to be issued or created for any Borrower. Borrowers shall be bound by Agent's and each Lender's regulations and good faith interpretations of any Letter of Credit issued or created for its account, although this interpretation may be different from its own, and, neither Agent, Lenders, nor any of their correspondents shall be liable for any error, negligence, or mistakes, whether of omission or commission, in following Borrowing Agent's or any Borrower's instructions or those contained in any Letter of Credit or of any modifications, amendments or supplements thereto or in issuing or paying any Letter of Credit, except for Agent's, any Lender's or such correspondents' own willful misconduct.

            (b) In connection with all Letters of Credit issued by Agent under this Agreement, each Borrower hereby appoints Agent, or its designee, as its attorney, with full power and authority (i) to sign and/or endorse such Borrower's name upon any warehouse or other receipts, letter of credit applications and acceptances; (ii) to sign such Borrower's name on bills of lading; (iii) to clear Inventory through the United States of America Customs Department ("Customs") in the name of such Borrower or Agent or Agent's designee, and to sign and deliver to Customs officials powers of attorney in the name of such Borrower for such purpose; and (iv) to complete in such Borrower's name or Agent's name, or in the name of Agent's designee, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof. Neither Agent nor its attorneys will be liable for any acts or omissions nor for any error of judgment or mistakes of fact or law, except for Agent's or its attorney's own willful misconduct. This power, being coupled with an interest, is irrevocable during the Term and as long thereafter as any Letters of Credit remain outstanding.

      2.10 ADDITIONAL PAYMENTS. Any sums expended by Agent or any Lender due to any Borrower's failure to perform or comply with its obligations under this Agreement or any Other Document including, without limitation, any Borrower's obligations under Sections 4.2, 4.4, 4.12, 4.13, 4.14 and 6.1 hereof, may be charged to Borrowers' account as a Revolving Advance, shall bear interest at the Default Rate applicable to Domestic Rate Loans and shall be added to the Obligations.

      2.11 MANNER OF BORROWING AND PAYMENT.

            (a) Each borrowing of Revolving Advances shall be advanced according to the applicable Commitment Percentages of Lenders.

            (b) Each payment (including each prepayment) by Borrowers on account of the principal of and interest on the Revolving Advances, shall be applied to the Revolving Advances pro rata according to the applicable Commitment
Percentages of Lenders. Except as expressly provided herein, all payments (including prepayments) to be made by any Borrower on account of principal, interest and fees shall be made without set off or counterclaim and shall be made to Agent on behalf of the Lenders to the Payment Office, in each case on or prior to 1:00 P.M., New York time, in Dollars and in immediately available funds.

            (c) (i) Notwithstanding anything to the contrary contained in Sections 2.11(a) and (b) hereof, commencing with the first Business Day following the Closing Date, each borrowing of Revolving Advances shall be advanced by Agent and each payment any Borrower on account of Revolving Advances shall be applied first to those Revolving Advances made by Agent. On or before 1:00 P.M., New York time, on each Settlement Date commencing with the first Settlement Date following the Closing Date, Agent and Lenders shall make certain payments as follows: (A) if the aggregate amount of new Revolving Advances made by Agent during the preceding Week (if any) exceeds the aggregate amount of repayments applied to outstanding Revolving Advances during such preceding Week, then each Lender shall provide Agent with funds in an amount equal to its applicable Commitment Percentage of the difference between (1) such Revolving Advances and (2) such repayments and (B) if the aggregate amount of repayments applied to outstanding Revolving Advances during such Week exceeds the aggregate amount of new Revolving Advances made during such Week, then Agent shall provide each Lender with funds in an amount equal to its applicable Commitment Percentage of the difference between (1) such repayments and (2) such Revolving Advances.

                  (ii) Each Lender shall be entitled to earn interest at the applicable Contract Rate on outstanding Advances which it has funded. Because the Agent on behalf of Lenders may be advancing and/or may be repaid Advances prior to the time when Lenders will actually advance and/or be repaid such Advances, interest with respect to Advances shall be allocated by Agent in accordance with the amount of Advances actually advanced by and repaid to each Lender and the Agent and shall accrue from and including the date such Advances are so advanced to but excluding the date such Advances are either repaid by Borrowers or actually settled with the applicable Lender as described in this Section. To the extent that Agent has made any such amounts available and the settlement described above shall not yet have occurred, upon repayment of any Advances by Borrowers, Agent may apply such amounts repaid directly to any amounts made available by Agent pursuant to this Section.

                  (iii) Promptly following each Settlement Date, Agent shall submit to each Lender a settlement statement for the Week immediately preceding such Settlement Date. Such certificate of Agent shall be conclusive in the absence of manifest error.

            (d) If any Lender or any Transferee (a "benefited Lender") shall at any time receive any payment of all or part of its Advances, or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily or by set-off) in a greater proportion than any such payment to and Collateral received by any other Lender, if any, in respect of such other Lender's Advances, or interest thereon, and such greater proportionate payment or receipt of Collateral is not expressly permitted hereunder, such benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Advances, or shall provide such other Lender with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Lender so purchasing a portion of another Lender's Advances may exercise all rights of payment (including, without limitation, rights of set off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

            (e) Unless Agent shall have been notified by telephone, confirmed in writing, by any Lender that such Lender will not make the amount which would constitute its applicable Commitment Percentage of the Advances available to Agent, Agent may (but shall not be obligated to) assume that such Lender shall make such amount available to Agent and, in reliance upon such assumption, make available to Borrowers a corresponding amount. Agent will promptly notify Borrowers of its receipt of any such notice from a Lender. If such amount is made available to Agent on a date after a Settlement Date, such Lender shall pay to Agent on demand an amount equal to the product of (i) the daily average Federal Funds Rate (computed on the basis of a year of 360 days) during such period as quoted by Agent, times (ii) such amount, times (iii) the number of days from and including such Settlement Date to the date on which such amount becomes immediately available to Agent. A certificate of Agent submitted to any Lender with respect to any amounts owing under this paragraph (e) shall be conclusive, in the absence of manifest error. If such amount is not in fact made available to Agent by such Lender within three (3) Business Days after such Settlement Date, Agent shall be entitled to recover such an amount, with interest thereon at the rate per annum then applicable to such Revolving Advances hereunder, on demand from Borrowers; provided, however, that Agent's right to such recovery shall not prejudice or otherwise adversely affect Borrowers' rights (if any) against such Lender.

      2.12 USE OF PROCEEDS. Borrowers shall apply the proceeds of Advances to pay fees and expenses relating to this transaction, and to provide for its working capital needs.

      2.13 JOINT AND SEVERAL LIABILITY. All Borrowers shall be liable for all amounts due to Agent and Lenders under this Agreement, regardless of which Borrower actually receives the Advances or Letters of Credit hereunder or the amount of such Advances received or the manner in which Agent and Lenders account for such Advances, Letters of Credit or other extensions of credit on its books and records. The Obligations with respect to Advances made to a Borrower, and the Obligations arising as a result of the joint and several liability of a Borrower hereunder, with respect to Advances made to the other Borrowers hereunder, shall be separate and distinct obligations, but all such Obligations shall be primary obligations of all Borrowers. The Obligations arising as a result of the joint and several liability of a Borrower hereunder with respect to Advances, Letters of Credit or other extensions of credit made to the other Borrowers hereunder shall, to the fullest extent permitted by law, be unconditional irrespective of (a) the validity or enforceability, avoidance or subordination of the Obligations of the other Borrowers or of any promissory note or other document evidencing all or any part of the Obligations of the other Borrowers, (b) the absence of any attempt to collect the Obligations from the other Borrowers or any other security therefor, or the absence of any other action to enforce the same, (c) the waiver, consent, extension, forbearance or granting of any indulgence by Agent or Lenders with respect to any provisions of any instrument evidencing the Obligations of the other Borrowers, or any part thereof, or any other agreement now or hereafter executed by the other Borrowers and delivered to Agent or Lenders, (d) the failure by Agent or Lenders to take any steps to perfect and maintain its security interest in, or to preserve its rights and maintain its security or collateral for the Obligations of the other Borrowers, (e) the election of Agent or Lenders in any proceeding instituted under Title 11 of the United States Code, as amended ("Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, (f) the disallowance of all or any portion of the claim(s) of Agent or Lenders for the repayment of the Obligations of the other Borrowers under Section 502 of the Bankruptcy Code, or (g) any other circumstances which might constitute a legal or equitable discharge or defense of the other Borrowers. With respect to the Obligations arising as a result of the joint and several liability of a Borrower hereunder with respect to Advances, Letters of Credit or other extensions of credit made to the other Borrowers hereunder, each Borrower waives, until the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which Agent or Lenders now has or may hereafter have against Borrowers, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to Agent and Lenders. Upon any Event of Default and for so long as the same is continuing, Agent and Lenders may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against the other Borrowers or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that Agent and Lenders shall be under no obligation to marshal any assets in favor of Borrower(s) or against or in payment of any or all of the Obligations.

      2.14 DEFAULTING LENDER.

            (a) Notwithstanding anything to the contrary contained herein, in the event any Lender (i) has refused (which refusal constitutes a breach by such Lender of its obligations under this Agreement) to make available its portion of any Advance or (ii) notifies either Agent or Borrowing Agent that it does not intend to make available its portion of any Advance (if the actual refusal would constitute a breach by such Lender of its obligations under this Agreement) (each, a "Lender Default"), all rights and obligations hereunder of such Lender (a "Defaulting Lender") as to which a Lender Default is in effect and of the other parties hereto shall be modified to the extent of the express provisions of this Section 2.14 while such Lender Default remains in effect.

            (b) Advances shall be incurred pro rata from Lenders (the "Non-Defaulting Lenders") which are not Defaulting Lenders based on their respective Commitment Percentages, and no Commitment Percentage of any Lender or any pro rata share of any Advances required to be advanced by any Lender shall be increased as a result of such Lender Default. Amounts received in respect of principal of any type of Advances shall be applied to reduce the applicable Advances of each Lender pro rata based on the aggregate of the outstanding Advances of that type of all Lenders at the time of such application; provided, that, Agent shall not be obligated to transfer to a Defaulting Lender any payments received by Agent for the Defaulting Lender's benefit, nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder (including any principal, interest or fees). Amounts payable to a Defaulting Lender shall instead be paid to or retained by Agent. Agent may hold and, in its discretion, relend to a Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender.

            (c) A Defaulting Lender shall not be entitled to give instructions to Agent or to approve, disapprove, consent to or vote on any matters relating to this Agreement and the Other Documents. All amendments, waivers and other modifications of this Agreement and the Other Documents may be made without regard to a Defaulting Lender and, for purposes of the definition of "Required Lenders", a Defaulting Lender shall be deemed not to be a Lender and not to have Advances outstanding.

            (d) Other than as expressly set forth in this Section 2.14, the rights and obligations of a Defaulting Lender (including the obligation to indemnify Agent) and the other parties hereto shall remain unchanged. Nothing in this Section 2.14 shall be deemed to release any Defaulting Lender from its obligations under this Agreement and the Other Documents, shall alter such obligations, shall operate as a waiver of any default by such Defaulting Lender hereunder, or shall prejudice any rights which any Borrower, Agent or any Lender may have against any Defaulting Lender as a result of any default by such Defaulting Lender hereunder. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Borrower of their duties and obligations hereunder.

            (e) In the event a Defaulting Lender retroactively cures to the satisfaction of Agent the breach which caused a Lender to become a Defaulting Lender, such Defaulting Lender shall no longer be a Defaulting Lender and shall be treated as a Lender under this Agreement.

      3. INTEREST AND FEES.

      3.1 INTEREST. Interest on Advances shall be payable in arrears on the last day of each month with respect to Domestic Rate Loans and, with respect to LIBOR Rate Loans, at the end of each Interest Period or, for LIBOR Rate Loans with an Interest Period in excess of three months, at the earlier of (a) each three months on the anniversary date of the commencement of such LIBOR Rate Loan or
(b) the end of the Interest Period. Interest charges shall be computed on the actual principal of Advances outstanding during the month (the "Monthly Advances") at a rate per annum equal to the applicable Revolving Interest Rate. Whenever, subsequent to the date of this Agreement, the Alternate Base Rate is increased or decreased, the Revolving Interest Rate with respect to Domestic Rate Loans and/or LIBOR Rate Loans shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate during the time such change or changes remain in effect. In the event that the aggregate outstanding amount of all Advances exceeds the lesser of the Maximum Loan Amount and the Formula Amount for three (3) or more Business Days in any month during the Term (such excess, an "Overadvance"), the average daily balance of all Advances and other amounts charged or chargeable to Borrowers' account for such month shall bear interest at the Overadvance Rate. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the Obligations shall bear interest at the Default Rate.

      3.2 LETTER OF CREDIT FEES

            (a) Borrowers shall pay Agent (i) for the benefit of Lenders, fees for each Letter of Credit for the period from and excluding the date of issuance of same to and including the date of expiration or termination, equal to the average daily face amount of each outstanding Letter of Credit multiplied by the then current Applicable Margin for LIBOR Rate Loans on the outstanding amount thereof from time to time ("Letter of Credit Fees"), such fees to be calculated on the basis of a 360-day year for the actual number of days elapsed and to be payable monthly in arrears on the first day of each month and on the last day of the Term and (ii) Bank's other customary charges payable in connection with Letters of Credit, as in effect from time to time. Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in Bank's prevailing charges for that type of transaction. All Letter of Credit Fees payable hereunder shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

            (b) On demand, Borrowers will cause cash to be deposited and maintained in an account with Agent, as cash collateral, in an amount equal to outstanding Letters of Credit, and each Borrower hereby irrevocably authorizes Agent, in its discretion, on such Borrower's behalf and in such Borrower's name, to open such an account and to make and maintain deposits therein, or in an account opened by such Borrower, in the amounts required to be made by such Borrower, out of the proceeds of Receivables or other Collateral or out of any other funds of such Borrower coming into Agent's possession at any time. Agent will invest such cash collateral (less applicable reserves) in such short-term money-market items as to which Agent and such Borrower mutually agree and the net return on such investments shall be credited to such account and constitute additional cash collateral. No Borrower may withdraw amounts credited to any such account except upon payment and performance in full of all Obligations and termination of this Agreement.

      3.3 FACILITY FEE. If, for any month during the Term, the average daily unpaid balance of the Advances for each day of such month does not equal the Maximum Loan Amount, then Borrowers shall pay to Agent, for the ratable benefit of Lenders, a fee at a rate equal to one-quarter of one percent (.25%) per annum on the amount by which the Maximum Loan Amount exceeds such average daily unpaid balance. Such fee shall be payable to Agent in arrears on the last day of each month and shall not be subject to rebate or proration for any reason.

      3.4 COMPUTATION OF INTEREST AND FEES. Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Contract Rate during such extension.

      3.5 MAXIMUM CHARGES. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that Agent or any Lender has received interest and other charges hereunder in excess of the highest rate permissible hereto, such excess amount shall be first applied to any unpaid principal balance owed by Borrowers, and if the then remaining excess amount is greater than the previously unpaid principal balance, Lenders shall promptly refund such excess amount to Borrowers and the provisions hereof shall be deemed amended to provide for such permissible rate.

      3.6 INCREASED COSTS. In the event that any applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by any Lender (for purposes of this Section 3.6, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any LIBOR Rate Loans with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

            (a) subject Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement or change the basis of taxation of payments to Agent or any Lender of principal, fees, interest or any other amount payable hereunder or under any Other Documents (except for changes in the rate of tax on the overall net income of Agent or any Lender by the jurisdiction in which it maintains its principal office);

            (b) impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Agent or any Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

            (c) impose on Agent or any Lender or the London interbank Eurodollar market any other condition with respect to this Agreement, any Other Documents;

and the result of any of the foregoing is to increase the cost to Agent or Lender of making, renewing or maintaining its Advances hereunder by an amount that Agent or such Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that Agent or such Lender deems to be material, then, in any case Borrowers shall promptly pay Agent or such Lender, upon its demand, such additional amount as will compensate Agent or such Lender for such additional cost or such reduction, as the case may be. Agent or such Lender shall certify the amount of such additional cost or reduced amount to Borrowers, and such certification shall be conclusive absent manifest error.

      3.7 BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR. In the event that Agent or any Lender shall have determined that:

            (a) Dollar deposits in the relevant amount and for the relevant maturity are not available in the London interbank Eurodollar market, with respect to an outstanding LIBOR Rate Loan, a proposed LIBOR Rate Loan, or a proposed conversion of a Domestic Rate Loan;

            (b) reasonable means do not exist for ascertaining the LIBOR Rate for any Interest Period;

then Agent shall give Borrowing Agent prompt written, telephonic or telegraphic notice of such determination. If such notice is given, (i) any such requested LIBOR Rate Loan shall be made as a Domestic Rate Loan, unless Borrowing Agent shall notify Agent no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the date of such proposed borrowing, that its request for such borrowing shall be cancelled or made as an unaffected type of LIBOR Rate Loan, (ii) any Domestic Rate Loan or LIBOR Rate Loan which was to have been converted to an affected type of LIBOR Rate Loan shall be continued as or converted into a Domestic Rate Loan, or, if Borrowing Agent shall notify Agent, no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the proposed conversion, shall be maintained as an unaffected type of LIBOR Rate Loan, and (iii) any outstanding affected LIBOR Rate Loans shall be converted into a Domestic Rate Loan, or, if the Borrowing Agent shall notify Agent, no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the last Business Day of the then current Interest Period applicable to such affected LIBOR Rate Loan, shall be converted into an unaffected type of LIBOR Rate Loan, on the last Business Day of the then current Interest Period for such affected LIBOR Rate Loans. Until such notice has been withdrawn, Lenders shall have no obligation to make an affected type of LIBOR Rate Loan or maintain outstanding affected LIBOR Rate Loans and no Borrower shall have the right to convert a Domestic Rate Loan or an unaffected type of LIBOR Rate Loan into an affected type of LIBOR Rate Loan.

      3.8 CAPITAL ADEQUACY.

            (a) In the event that Agent or any Lender shall have determined that any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Agent or any Lender (for purposes of this Section 3.8, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender and the office or branch where Agent or any Lender (as so defined) makes or maintains any LIBOR Rate Loans) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Agent's or any Lender's capital as a consequence of its obligations hereunder (but not as a general regulatory condition generally applicable to lending institutions) to a level below that which Agent or such Lender could have achieved but for such adoption, change or compliance (taking into consideration Agent's and each Lender's policies with respect to capital adequacy) by an amount deemed by Agent or any Lender to be material, then, from time to time, Borrowers shall pay upon demand to Agent or such Lender such additional amount or amounts as will compensate Agent or such Lender for such reduction. In determining such amount or amounts, Agent or such Lender may use any reasonable averaging or attribution methods. The protection of this Section
3.8 shall be available to Agent and each Lender regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition.

            (b) A certificate of Agent or such Lender setting forth such amount or amounts as shall be necessary to compensate Agent or such Lender with respect to Section 3.8(a) hereof when delivered to Borrowing Agent shall be conclusive absent manifest error.

4.    COLLATERAL: GENERAL TERMS

      4.1 SECURITY INTEREST IN THE COLLATERAL. To secure the prompt payment and performance to Agent and each Lender of the Obligations, each Borrower hereby assigns, pledges and grants to Agent for itself and the ratable benefit of each Lender a continuing security interest in and to all of its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. Each Borrower shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Agent's security interest ("Agent's security interest") and shall cause its financial statements to reflect such security interest.


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


      4.2 PERFECTION OF SECURITY INTEREST.

            (a) Each Borrower irrevocably and unconditionally authorizes Agent (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Agent or its designee as the secured party and Such Borrower as debtor, as Agent may require, and including any other information with respect to Such Borrower or otherwise required by part 5 of Article 9 of the Uniform Commercial Code of such jurisdiction as Agent may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. Each Borrower hereby ratifies and approves all financing statements naming Agent or its designee as secured party and Such Borrower as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of Agent prior to the date hereof and ratifies and confirms the authorization of Agent to file such financing statements (and amendments, if any). Each Borrower hereby authorizes Agent to adopt on behalf of such Borrower any symbol required for authenticating any electronic filing. In no event shall any Borrower at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Agent or its designee as secured party and any such Borrower as debtor.

            (b) Each Borrower does not have any chattel paper (whether tangible or electronic) or instruments as of the date hereof, except as set forth on
SCHEDULE 4.2(B) hereto. In the event that any Borrower shall be entitled to or shall receive any chattel paper or instrument after the date hereof, such Borrower shall promptly notify Agent thereof in writing. Promptly upon the receipt thereof by or on behalf of a Such Borrower (including by any agent or representative), such Borrower shall deliver, or cause to be delivered to Agent, all tangible chattel paper and instruments that such Borrower or may at any time acquire, accompanied by such instruments of transfer or assignment duly executed in blank as Agent may from time to time specify, in each case except as Agent may otherwise agree. At Agent's option, such Borrower shall, or Agent may at any time on behalf of Such Borrower, cause the original of any such instrument or chattel paper to be conspicuously marked in a form and manner acceptable to Agent with the following legend referring to chattel paper or instruments as applicable: "This [chattel paper][instrument] is subject to the security interest of GMAC COMMERCIAL FINANCE LLC, as Agent, and any sale, transfer, assignment or encumbrance of this [chattel paper][instrument] violates the rights of such secured party."

            (c) In the event that any Borrower shall at any time hold or acquire an interest in any electronic chattel paper or any "transferable record" (as such term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), such Borrower shall promptly notify Agent thereof in writing. Promptly upon Agent's request, such Borrower shall take, or cause to be taken, such actions as Agent may reasonably request to give Agent control of such electronic chattel paper under Section 9-105 of the UCC and control of such transferable record under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction.

            (d) No Borrower has any deposit accounts as of the date hereof, except as set forth on SCHEDULE 4.2(D) hereto. No Borrower shall, directly or indirectly, after the date hereof open, establish or maintain any deposit account unless each of the following conditions is satisfied: (i) Agent shall have received not less than five (5) Business Days prior written notice of the intention of such Borrower to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Agent the name of the account, the owner of the account, the name and address of the bank at which such account is to be opened or established, the individual at such bank with whom such Borrower is dealing and the purpose of the account, (ii) the bank where such account is opened or maintained shall be acceptable to Agent, and ((iii) on or before the opening of such deposit account, such Borrower shall as Agent may specify either (A) deliver to Agent a Deposit Account Control Agreement with respect to such deposit account duly authorized, executed and delivered by Such Borrower and the bank at which such deposit account is opened and maintained or (B) arrange for Agent to become the customer of the bank with respect to the deposit account on terms and conditions acceptable to Agent. The terms of this subsection (d) shall not apply to deposit accounts specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of such Borrower's salaried employees.

            (e) No Borrower owns or holds, directly or indirectly, beneficially or as record owner or both, any investment property, as of the date hereof, or have any investment account, securities account, commodity account or other similar account with any bank or other financial institution or other securities intermediary or commodity intermediary as of the date hereof, in each case except as set forth on SCHEDULE 4.2(E) hereto.

            (f) In the event that any Borrower shall be entitled to or shall at any time after the date hereof hold or acquire any certificated securities, such Borrower shall promptly endorse, assign and deliver the same to Agent, accompanied by such instruments of transfer or assignment duly executed in blank as Agent may from time to time specify. If any securities, now or hereafter acquired by such Borrower are uncertificated and are issued to such Borrower or its nominee directly by the issuer thereof, such Borrower shall immediately notify Agent thereof and shall as Agent may specify, either (i) cause the issuer to agree to comply with instructions from Agent as to such securities, without further consent of such Borrower or such nominee, or (ii) arrange for Agent to become the registered owner of the securities.

            (g) No Borrower shall, directly or indirectly, after the date hereof open, establish or maintain any investment account, securities account, commodity account or any other similar account (other than a deposit account) with any securities intermediary or commodity intermediary unless each of the following conditions is satisfied: (i) Agent shall have received not less than five (5) Business Days prior written notice of the intention of such Borrower to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Agent the name of the account, the owner of the account, the name and address of the securities intermediary or commodity intermediary at which such account is to be opened or established, the individual at such intermediary with whom such Borrower is dealing and the purpose of the account, (ii) the securities intermediary or commodity intermediary (as the case may be) where such account is opened or maintained shall be acceptable to Agent, and (iii)on or before the opening of such investment account, securities account or other similar account with a securities intermediary or commodity intermediary, such Borrower shall as Agent may specify either (A) execute and deliver, and cause to be executed and delivered to Agent, an Investment Property Control Agreement with respect thereto duly authorized, executed and delivered by such Borrower and such securities intermediary or commodity intermediary or (B)arrange for Agent to become the entitlement holder with respect to such investment property on terms and conditions acceptable to Agent.


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


            (h) No  Borrower is the  beneficiary  or  otherwise  entitled to any right to payment under any letter of credit, banker's acceptance or similar instrument as of the date hereof, except as set forth on SCHEDULE 4.2(H) hereto. In the event that any Borrower shall be entitled to or shall receive any right to payment under any letter of credit, banker's acceptance or any similar instrument, whether as beneficiary thereof or otherwise after the date hereof, such Borrower shall promptly notify Agent thereof in writing. Such Borrower shall immediately, as Agent may specify, either (i) deliver, or cause to be delivered to Agent, with respect to any such letter of credit, banker's acceptance or similar instrument, the written agreement of the issuer and any other nominated person obligated to make any payment in respect thereof (including any confirming or negotiating bank), in form and substance satisfactory to Agent, consenting to the assignment of the proceeds of the letter of credit to Agent by such Borrower and agreeing to make all payments thereon directly to Agent or as Agent may otherwise direct or (ii) cause Agent to become, at such Borrower's expense, the transferee beneficiary of the letter of credit, banker's acceptance or similar instrument (as the case may be).

            (i) No Borrower has commercial tort claims as of the date hereof, except as set forth on SCHEDULE 4.2(I) hereto. In the event that any Borrower shall at any time after the date hereof have any commercial tort claims, such Borrower shall promptly notify Agent thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such commercial tort claim and (ii) include the express grant by such Borrower to Agent of a security interest in such commercial tort claim (and the proceeds thereof). In the event that such notice does not include such grant of a security interest, the sending thereof by such Borrower to Agent shall be deemed to constitute such grant to Agent. Upon the sending of such notice, any commercial tort claim described therein shall constitute part of the Collateral and shall be deemed included therein. Without limiting the authorization of Agent provided in Section 4.2(a) hereof or otherwise arising by the execution by such Borrower of this Agreement or any of the Other Documents, Agent is hereby irrevocably authorized from time to time and at any time to file such financing statements naming Agent or its designee as secured party and such Borrower as debtor, or any amendments to any financing statements, covering any such commercial tort claim as Collateral. In addition, such Borrower shall promptly upon Agent's request, execute and deliver, or cause to be executed and delivered, to Agent such other agreements, documents and instruments as Agent may require in connection with such commercial tort claim.

            (j) No Borrower has any goods, documents of title or other Collateral in the custody, control or possession of a third party as of the date hereof, except as set forth on SCHEDULE 4.2(J) hereto, and except for goods located in the United States in transit to a location of such Borrower permitted herein in the ordinary course of business of such Borrower in the possession of the carrier transporting such goods. In the event that any goods, documents of the title or other Collateral are at any time after the date hereof in the custody, control or possession of any other person not referred to on SCHEDULE 4.2(J) hereto or such carriers, such Borrower shall promptly notify Agent thereof in writing. Promptly upon Agent's request, such Borrower shall deliver to Agent a Collateral Access Agreement duly authorized, executed and delivered by such person and such Borrower.

            (k) Each Borrower shall take any other actions reasonably requested by Agent from time to time to cause the attachment, perfection and first priority of, and the ability of Agent to enforce, the security interest of Agent in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC or other applicable law, to the extent, if any, that such Borrower's signature thereon is required therefor, (ii) causing Agent's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Agent to enforce, the security interest of Agent in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Agent to enforce, the security interest of Agent in such Collateral, and (iv) obtaining the consents and approvals of any Governmental Authority or third party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, and taking all actions required by any earlier versions of the UCC or by other law, as applicable in any relevant jurisdiction.

      4.3 DISPOSITION OF COLLATERAL. Each Borrower will safeguard and protect all Collateral for Agent's general account and make no disposition thereof whether by sale, lease or otherwise except (a) the sale of Inventory in the ordinary course of business and (b) the disposition or transfer of obsolete and worn-out Equipment in the ordinary course of business during any fiscal year having an aggregate fair market value of not more than $250,000 and only to the extent that (i) the proceeds of any such disposition are used to acquire replacement Equipment which is subject to Agent's first priority security interest or (ii) the proceeds of which are remitted to Agent as a payment in respect of the Advances.

      4.4 PRESERVATION OF COLLATERAL. In addition to the rights and remedies set forth in Section 11.1 hereof, Agent: (a) may at any time take such steps as Agent deems necessary to protect Agent's security interest in and to preserve the Collateral, including the hiring of such security guards or the placing of other security protection measures as Agent may deem appropriate; (b) may employ and maintain at any Borrower's premises a custodian who shall have full authority to do all acts necessary to protect Agent's security interests in the Collateral; (c) may lease warehouse facilities to which Agent may move all or part of the Collateral; (d) may use any Borrower's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any Borrower's owned or leased property. Each Borrower shall cooperate fully with all of Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as Agent may direct. All of Agent's expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be charged to Borrowers' account as a Revolving Advance and added to the Obligations.

      4.5 OWNERSHIP OF COLLATERAL. With respect to the Collateral, at the time the Collateral becomes subject to Agent's security interest: (a) each Borrower shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in each and every item of its respective Collateral to Agent; and, except for Permitted Encumbrances the Collateral shall be free and clear of all Liens and encumbrances whatsoever; (b) each document and agreement executed by each Borrower or delivered to Agent or any Lender in connection with this Agreement shall be true and correct in all material respects; (c) all signatures and endorsements of each Borrower that appear on such documents and agreements shall be genuine and each Borrower shall have full capacity to execute same; and (d) each Borrower's Equipment and Inventory shall be located as set forth on SCHEDULE 4.5 and shall not be removed from such location(s) without the prior written consent of Agent except with respect to the sale of Inventory in the ordinary course of business and the sale or disposition of Equipment to the extent permitted in Section 4.3 hereof.

      4.6 DEFENSE OF AGENT'S AND LENDER'S INTERESTS. Until (a) payment and performance in full of all of the Obligations and (b) termination of this Agreement, Agent's security interests in the Collateral shall continue in full force and effect. During such period no Borrower shall, without Agent's prior written consent, pledge, sell (except Inventory in the ordinary course of business and Equipment to the extent permitted in Section 4.3 hereof), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way except for Permitted Encumbrances, any part of the Collateral. Each Borrower shall defend Agent's security interests in the Collateral against any and all Persons whatsoever. At any time following demand by Agent for payment of all Obligations, Agent shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including without limitation: labels, stationery, documents, instruments and advertising materials. If Agent exercises this right to take possession of the Collateral, Borrowers shall, upon demand, assemble it in the best manner possible and make it available to Agent at a place reasonably convenient to Agent. In addition, with respect to all Collateral, Agent and Lenders shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other applicable law. Each Borrower shall, and Agent may, at its option, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which Agent holds a security interest to deliver same to Agent and/or subject to Agent's order and if they shall come into any Borrower's possession, they, and each of them, shall be held by such Borrower in trust as Agent's trustee, and such Borrower will immediately deliver them to Agent in their original form together with any necessary endorsement.

      4.7 BOOKS AND RECORDS. Each Borrower shall (a) keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs; (b) set up on its books accruals with respect to all taxes, assessments, charges, levies and claims; and (c) on a reasonably current basis set up on its books, from its earnings, allowances against doubtful Receivables, advances and investments and all other proper accruals (including, without limitation, by reason of enumeration, accruals for premiums, if any, due on required payments and accruals for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. All determinations pursuant to this subsection shall be made in accordance with, or as required by, GAAP consistently applied in the opinion of the Accountants, as shall then be regularly engaged by Borrowers.

      4.8 FINANCIAL DISCLOSURE. Each Borrower hereby irrevocably authorizes and directs all accountants and auditors employed by such Borrower at any time during the Term to exhibit and deliver to Agent and each Lender copies of any of the Borrower's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to Agent and each Lender any information such accountants may have concerning such Borrower's financial status and business operations. Each Borrower hereby authorizes all federal, state and municipal authorities to furnish to Agent and each Lender copies of reports or examinations relating to such Borrower, whether made by such Borrower or otherwise; however, Agent and each Lender will attempt to obtain such information or materials directly from such Borrower prior to obtaining such information or materials from such accountants or such authorities.


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


      4.9 COMPLIANCE WITH LAWS. Each Borrower shall comply in all material respects with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to its respective Collateral or any part thereof or to the operation of such Borrower's business the non-compliance with which could have a Material Adverse Effect. Each Borrower may, however, contest or dispute any acts, rules, regulations, orders and directions of those bodies or officials in any reasonable manner, provided that any related Lien is inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of Agent to protect Agent's Lien on or security interest in the Collateral. The Collateral at all times shall be maintained in accordance with the requirements of all insurance carriers which provide insurance with respect to the Collateral so that such insurance shall remain in full force and effect.

      4.10 INSPECTION OF PREMISES. At all reasonable times Agent and each Lender shall have full access to and the right to audit, check, inspect and make abstracts and copies from each Borrower's books, records, audits, correspondence and all other papers relating to the Collateral and the operation of each Borrower's business. Agent, any Lender and their agents may enter upon any Borrower's premises at any time during business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of such Borrower's business. Without in any way limiting the foregoing, so long as no Default exists, Agent and Lenders will provide a Borrower with two (2) days prior notice before entering such Borrower's premises for the purposes set forth in this Section 4.10.

      4.11 INSURANCE. Each Borrower shall bear the full risk of any loss of any nature whatsoever with respect to the Collateral. At each Borrower's own cost and expense in amounts and with carriers acceptable to Agent, each Borrower shall (a) keep all its insurable properties and properties in which such Borrower has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to such Borrower's including, without limitation, business interruption insurance; (b) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to such Borrower insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of such Borrower either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (c) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (d) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which Borrower is engaged in business; and
(e) furnish Agent with (i) copies of all policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and (ii) appropriate loss payable endorsements in form and substance satisfactory to Agent, naming Agent as a co-insured and loss payee as its interests may appear with respect to all insurance coverage referred to in CLAUSES (A), (C) AND (E) above, and providing (A) that all proceeds thereunder shall be payable to Agent, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days' prior written notice is given to Agent. In the event of any loss thereunder, the carriers named therein hereby are directed by Agent and the applicable Borrower to make payment for such loss to Agent and not to such Borrower and Agent jointly. If any insurance losses are paid by check, draft or other instrument payable to any Borrower and Agent jointly, Agent may endorse such Borrower's name thereon and do such other things as Agent may deem advisable to reduce the same to cash. Agent is hereby authorized to adjust and compromise claims in excess of $250,000 under insurance coverage referred to in CLAUSES (A), (B) AND (E) above. All loss recoveries received by Agent upon any such insurance may be applied to the Obligations, in such order as Agent in its sole discretion shall determine. Any surplus shall be paid by Agent to Borrowers or applied as may be otherwise required by law. Any deficiency thereon shall be paid by Borrowers to Agent, on demand.

      4.12 FAILURE TO PAY INSURANCE. If any Borrower fails to obtain insurance as hereinabove provided, or to keep the same in force, Agent, if Agent so elects, may obtain such insurance and pay the premium therefor for Borrowers' account, and charge Borrowers' account therefor and such expenses so paid shall be part of the Obligations.

      4.13 PAYMENT OF TAXES. Each Borrower will pay, when due, all taxes, assessments and other Charges lawfully levied or assessed upon such Borrower or any of the Collateral including, without limitation, real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes. If any Charge by any governmental authority is or may be imposed on or as a result of any transaction between any Borrower, Agent and Lenders which Agent or any Lender may be required to withhold or pay or if any Charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in Agent's or Lenders' opinion, may possibly create a valid Lien on the Collateral, Agent may without notice to Borrowers pay the Charges and each Borrower hereby indemnifies and holds Agent and each Lender harmless in respect thereof. Agent will not pay any Charges to the extent that any Borrower has contested or disputed those Charges in good faith, by expeditious protest, administrative or judicial appeal or similar proceeding provided that any related Lien is stayed and sufficient reserves are established to the reasonable satisfaction of Agent to protect Agent's security interest in or Lien on the Collateral. The amount of any payment by Agent under this Section 4.13 shall be charged to the Borrowers' account as a Revolving Advance and added to the Obligations and, until Borrowers shall furnish Agent with an indemnity therefor (or supply Agent with evidence satisfactory to Agent that due provision for the payment thereof has been made), Agent may hold without interest any balance standing to Borrowers' credit and Agent shall retain Agent's security interest in any and all Collateral held by Agent.

      4.14 PAYMENT OF LEASEHOLD OBLIGATIONS. Each Borrower shall at all times pay, when and as due, its rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect and, at Agent's request, will provide evidence of having done so.

      4.15 ACCOUNTS.

            (a) NATURE OF ACCOUNTS. Each of the Accounts shall be a bona fide and valid account representing a bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of a Borrower, or work, labor or services theretofore rendered by a Borrower as of the date each Receivable is created. Same shall be due and owing in accordance with the applicable Borrower's standard terms of sale without dispute, setoff or counterclaim except as may be stated on the accounts receivable schedules delivered by Borrowers to Agent.

            (b) SOLVENCY OF CUSTOMERS. Each Customer, to the best of each Borrower's knowledge, as of the date each Receivable is created, is and will be solvent and able to pay all Accounts on which the Customer is obligated in full when due or with respect to such Customers of any Borrower who are not solvent such Borrower has set up on its books and in its financial records bad debt reserves adequate to cover such Accounts.

            (c) LOCATIONS OF BORROWER. Each Borrower's chief executive office is located at the addresses set forth on SCHEDULE 4.15(C) hereto. Until written notice is given to Agent by Borrowing Agent of any other office at which any Borrower keeps its records pertaining to Accounts, all such records shall be kept at such executive office.

            (d) COLLECTION OF ACCOUNTS. Until any Borrower's authority to do so is terminated by Agent (which notice Agent may give at any time following the occurrence of an Event of Default or a Default or when Agent in its sole discretion deems it to be in Lenders' best interest to do so), each Borrower will, at such Borrower's sole cost and expense, but on Agent's behalf and for Agent's account, collect as Agent's property and in trust for Agent all amounts received on Accounts, and shall not commingle such collections with any Borrower's funds or use the same except to pay Obligations. Each Borrower shall, upon request, deliver to Agent, the Blocked Account in original form and on the date of receipt thereof, all checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness.

            (e) NOTIFICATION OF ASSIGNMENT OF ACCOUNTS. At any time following the occurrence of an Event of Default or a Default, Agent shall have the right to send notice of the assignment of, and Agent's security interest in, the Accounts to any and all Customers or any third party holding or otherwise concerned with any of the Collateral. Thereafter, Agent shall have the sole right to collect the Accounts, take possession of the Collateral, or both. Agent's actual collection expenses, including, but not limited to, stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection personnel used for collection, may be charged to Borrowers' account and added to the Obligations.

            (f) POWER OF AGENT TO ACT ON BORROWERS' BEHALF. Agent shall have the right to receive, endorse, assign and/or deliver in the name of Agent or any Borrower any and all checks, drafts and other instruments for the payment of money relating to the Accounts, and each Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. Each Borrower hereby constitutes Agent or Agent's designee as such Borrower's attorney with power (i) to endorse such Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral; (ii) to sign such Borrower's name on any invoice or bill of lading relating to any of the Accounts, drafts against Customers, assignments and verifications of Accounts; (iii) to send verifications of Accounts to any Customer; (iv) to sign such Borrower's name on all financing statements or any other documents or instruments deemed necessary or appropriate by Agent to preserve, protect, or perfect Agent's security interest in the Collateral and to file same; (v) to demand payment of the Accounts; (vi) to enforce payment of the Accounts by legal proceedings or otherwise; (vii) to exercise all of such Borrower's rights and remedies with respect to the collection of the Accounts and any other Collateral; (viii) to settle, adjust, compromise, extend or renew the Accounts; (ix) to settle, adjust or compromise any legal proceedings brought to collect Accounts; (x) to prepare, file and sign such Borrower's name on a proof of claim in bankruptcy or similar document against any Customer; (xi) to prepare, file and sign such Borrower's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Accounts; and
(xii) to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence; this power being coupled with an interest is irrevocable during the Term and thereafter while any of the Obligations remain unpaid. Agent shall have the right at any time following the occurrence of an Event of Default or Default, to change the address for delivery of mail addressed to any Borrower to such address as Agent may designate and to receive, open and dispose of all mail addressed to any Borrower and Agent agrees to use its best efforts to deliver to Borrowing Agent any mail which does not relate, either directly or indirectly, to the Obligations or the Collateral.

            (g) NO LIABILITY. Neither Agent nor any Lender shall, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts or any instrument received in payment thereof, or for any damage resulting therefrom. Following the occurrence of an Event of Default or Default, Agent may, without notice or consent from any Borrower, sue upon or otherwise collect, extend the time of payment of, compromise or settle for cash, credit or upon any terms any of the Accounts or any other securities, instruments or insurance applicable thereto and/or release any obligor thereof. Agent is authorized and empowered to accept the return of the goods represented by any of the Accounts, without notice to or consent by any Borrower, all without discharging or in any way affecting any Borrower's liability hereunder.

            (h)  ESTABLISHMENT  OF A LOCKBOX  ACCOUNT,  DOMINION  ACCOUNT.  Each
Borrower shall establish and maintain, at its expense, blocked accounts or lockboxes and related blocked accounts (in either case, "Blocked Accounts"), as Agent may specify, with such banks as are acceptable to Agent into which such Borrower shall promptly deposit and direct its account debtors to directly remit all payments on Receivables and all payments constituting proceeds of Inventory or other Collateral in the identical form in which such payments are made, whether by cash, check or other manner. Each Borrower shall deliver, or cause to be delivered to Agent, a Deposit Account Control Agreement duly authorized, executed and delivered by each bank where a Blocked Account is maintained as provided in this Section 4.15(h) hereof or at any time and from time to time Agent may become bank's customer with respect to the Blocked Accounts and promptly upon Agent's request, such Borrower shall execute and deliver such agreements or documents as Agent may require in connection therewith. Each Borrower agrees that all payments made to such Blocked Accounts or other funds received and collected by Agent, whether in respect of the Receivables, as proceeds of Inventory or other Collateral or otherwise shall be treated as payments to Agent in respect of the Obligations and therefore shall constitute the property of Agent to the extent of the then outstanding Obligations.

                  (i) Each Borrower shall deposit all proceeds from sales of Inventory in every form, including, without limitation, cash, checks, credit card sales drafts, credit card sales or charge slips or receipts and other forms of daily store receipts, from each retail store location of such Borrower on each business day into the deposit accounts of such Borrower used solely for such purpose and identified to each retail store location as set forth on
SCHEDULE 4.2(D) hereto. All such funds deposited into the separate deposit accounts shall be sent by ACH or by wire transfer on a daily basis and all other proceeds of Collateral shall be sent by ACH or by wire transfer, to the Blocked Accounts. Each Borrower shall irrevocably authorize and direct in writing, in form and substance satisfactory to Agent, each of the banks into which proceeds from sales of Inventory from each retail store location of such Borrower are at any time deposited as provided above to send all funds deposited in such account by ACH or by wire transfer on a daily basis to the Blocked Accounts and such banks shall agree in writing to do so. Such authorization and direction shall not be rescinded, revoked or modified without the prior written consent of Agent.

                  (ii) Each Borrower shall promptly either cause all amounts on deposit in its deposit accounts used by each retail store location to be sent as provided in Section 4.15(h)(i) above or shall itself deposit or cause to be deposited all proceeds from sales of Inventory, all amounts payable to such Borrower from Credit Card Issuers and Credit Card Processors and all other proceeds of Collateral. Without in any way limiting the foregoing, each Borrower shall establish and maintain a Blocked Account into which all proceeds from the sale of Wholesale Inventory will be deposited and a Blocked Account into which all proceeds from the sale of Retail Inventory will be deposited. The banks at which the Blocked Accounts are established shall enter into an agreement, in form and substance satisfactory to Agent, providing that all items received or deposited in the Blocked Accounts are the property of Agent, that the depository bank has no lien upon, or right of setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the depository bank will wire, or otherwise transfer, in immediately available funds, on a daily basis, all funds received or deposited into the Blocked Accounts to such bank account of Agent as Agent may from time to time designate for such purpose ("Payment Account"). Each Borrower agrees that all amounts deposited in such Blocked Accounts or other funds received and collected by Agent, whether as proceeds of inventory or other Collateral or otherwise shall be the property of Agent. In the event that no Event of Default exists and is continuing and no Obligations are outstanding, Agent agrees, upon the written request of Borrowing Agent, to deliver to Borrowers, to an account specified in writing by Borrowing Agent, any credit balance in the Payment Account or any other account maintained by Agent for the Borrowers' account.

                  (iii) To the extent any Borrower may elect, at such Borrower's option, to use the Armored Car Companies to pick up and collect cash or other proceeds of sales of Inventory from a retail store location, such Borrower shall deliver to the Armored Car Companies all proceeds from sales of Inventory and other Collateral from such retail store location of such Borrower. Each Borrower electing to use an Armored Car Company shall irrevocably authorize and direct the Armored Car Companies in writing, in form and substance satisfactory to Agent, to remit all such proceeds at any time received by the Armored Car Companies only to the deposit account identified on SCHEDULE 4.2(D) hereto for such purpose and thereafter to the Blocked Accounts. Such authorization and direction to the Armored Car Companies shall not be rescinded, revoked or modified without the prior written consent of Agent. As of the date hereof, the only Armored Car Companies used by the Borrowers are Safe & Sound Armed Courier, Inc. and Dunbar Armored, Inc. Borrowers shall not use any other Armored Car Companies for any purpose, except if (A) Agent shall have received not less than ten (10) days' prior written notice of the intention of any such Borrower to use such other Armored Car Companies, (B) Agent shall have received an agreement in writing from such other Armored Car Companies, in form and substance satisfactory to Agent, acknowledging the security interests of Agent in the Collateral, waiving any security interest, lien or other claim to cash and other items delivered by such Borrower to the Armored Car Company and agreeing to send all cash and other items received by them only to the Blocked Accounts and to otherwise follow the instructions of Agent with respect thereto upon Agent's request, duly authorized, executed and delivered by and other Armored Car Companies, and (C) no Event of Default shall exist or have occurred.

            (i) ADJUSTMENTS. No Borrower will, without Agent's consent, compromise or adjust any Accounts (or extend the time for payment thereof) or accept any returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the business of such Borrower.

      4.16 INVENTORY. If applicable, all Inventory manufactured by Borrowers has been, and will be, produced by Borrowers in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder.

      4.17 MAINTENANCE OF EQUIPMENT. The Equipment shall be maintained in good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved. No Borrower shall use or operate the Equipment in violation of any law, statute, ordinance, code, rule or regulation. Each Borrower shall have the right to sell Equipment except to the extent set forth in Section 4.3 hereof.

      4.18 EXCULPATION OF LIABILITY. Nothing herein contained shall be construed to constitute Agent or any Lender as any Borrower's agent for any purpose whatsoever, nor shall Agent or any Lender be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. Neither Agent nor any Lender, whether by anything herein or in any assignment or otherwise, assume any Borrower's obligations under any contract or agreement assigned to Agent or such Lender, and neither Agent nor any Lender shall be responsible in any way for the performance by any Borrower of any of the terms and conditions thereof.

      4.19 ENVIRONMENTAL MATTERS.

            (a) Borrowers shall ensure that the Real Property remains in compliance with all Environmental Laws and they shall not place or permit to be placed any Hazardous Substances on any Real Property except as not prohibited by applicable law or appropriate governmental authorities.

            (b) Borrowers shall dispose of any and all Hazardous Waste generated at the Real Property only at facilities and with carriers that maintain valid permits under RCRA and any other applicable Environmental Laws. Borrowers shall use their commercially reasonable efforts to obtain certificates of disposal, such as hazardous waste manifest receipts, from all treatment, transport, storage or disposal facilities or operators employed by Borrowers in connection with the transport or disposal of any Hazardous Waste generated at the Real Property.

            (c) In the event any Borrower obtains, gives or receives notice of any Release or threat of Release of a reportable quantity of any Hazardous Substances at the Real Property (any such event being hereinafter referred to as a "Hazardous Discharge") or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at the Real Property, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of Environmental Laws affecting the Real Property or any Borrower's interest therein (any of the foregoing is referred to herein as an "Environmental Complaint") from any Person, including any state agency responsible in whole or in part for environmental matters in the state in which the Real Property is located or the United States Environmental Protection Agency (any such person or entity hereinafter the "Authority"), then Borrowing Agent shall, within five (5) Business Days, give written notice of same to Agent detailing facts and circumstances of which any Borrower is aware giving rise to the Hazardous Discharge or Environmental Complaint. Such information is to be provided to allow Agent to protect its security interest in the Real Property and is not intended to create nor shall it create any obligation upon Agent or any Lender with respect thereto.

            (d) Borrowers shall promptly forward to Agent copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Substances at any other site owned, operated or used by any Borrower to dispose of Hazardous Substances and shall continue to forward copies of correspondence between any Borrower and the Authority regarding such claims to Agent until the claim is settled. Borrowers shall promptly forward to Agent copies of all documents and reports concerning a Hazardous Discharge at the Real Property that any Borrower is required to file under any Environmental Laws. Such information is to be provided solely to allow Agent to protect Agent's security interest in the Real Property and the Collateral.

            (e) Borrowers shall respond promptly to any Hazardous Discharge or Environmental Complaint and take all necessary action in order to safeguard the health of any Person and to avoid subjecting the Collateral or Real Property to any Lien. If any Borrower shall fail to respond promptly to any Hazardous Discharge or Environmental Complaint or any Borrower shall fail to comply with any of the requirements of any Environmental Laws, Agent on behalf of Lenders may, but without the obligation to do so, for the sole purpose of protecting Agent's security interest in Collateral: (i) give such notices or (ii) enter onto the Real Property (or authorize third parties to enter onto the Real Property) and take such actions as Agent (or such third parties as directed by Agent) deem reasonably necessary or advisable, to clean up, remove, mitigate or otherwise deal with any such Hazardous Discharge or Environmental Complaint. All reasonable costs and expenses incurred by Agent and Lenders (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the Default Rate for Domestic Rate Loans constituting Revolving Advances shall be paid upon demand by Borrowers, and until paid shall be added to and become a part of the Obligations secured by the Liens created by the terms of this Agreement or any other agreement between Agent, any Lender and any Borrower.

            (f) After the occurrence of a Hazardous Discharge, promptly upon the written request of Agent from time to time, Borrowers shall provide Agent, at Borrowers' expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of Agent, to assess with a reasonable degree of certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, cleanup and removal of any Hazardous Substances found on, under, at or within the Real Property. Any report or investigation of such Hazardous Discharge proposed and acceptable to an appropriate Authority that is charged to oversee the clean-up of such Hazardous Discharge shall be acceptable to Agent. If such estimates, individually or in the aggregate, exceed $100,000, Agent shall have the right to require Borrowers to post a bond, letter of credit or other security reasonably satisfactory to Agent to secure payment of these costs and expenses.

            (g) Borrowers shall defend and indemnify Agent and Lenders and hold Agent, Lenders and their respective employees, agents, directors and officers harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including attorney's fees, suffered or incurred by Agent or Lenders under or on account of any Environmental Laws, including, without limitation, the assertion of any Lien thereunder, with respect to any Hazardous Discharge, the presence of any Hazardous Substances affecting the Real Property, whether or not the same originates or emerges from the Real Property or any contiguous real estate, including any loss of value of the Real Property as a result of the foregoing except to the extent such loss, liability, damage and expense is attributable to any Hazardous Discharge resulting from actions on the part of Agent or any Lender. Borrowers' obligations under this Section 4.19 shall arise upon the discovery of the presence of any Hazardous Substances at the Real Property, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances. Borrowers' obligation and the indemnifications hereunder shall survive the termination of this Agreement.

            (h) For purposes of Section 4.19 and 5.7, all references to Real Property shall be deemed to include all of Borrowers' right, title and interest in and to its owned and leased premises.

      4.20 FINANCING STATEMENTS. Except as respects the financing statements filed by Agent and the financing statements described on SCHEDULE 1.2, no financing statement covering any of the Collateral or any proceeds thereof is on file in any public office.

      5. REPRESENTATIONS AND WARRANTIES.

      Each Borrower represents and warrants as follows:

      5.1 AUTHORITY. Each Borrower has full power, authority and legal right to enter into this Agreement and the Other Documents and to perform all its respective Obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and of the Other Documents (a) are within such Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of such Borrower's by-laws, certificate of incorporation or other applicable documents relating to such Borrower's formation or to the conduct of such Borrower's business or of any material agreement or undertaking to which such Borrower is a party or by which such Borrower is bound, and (b) will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Borrower under the provisions of any agreement, charter document, instrument, by-law, or other instrument to which such Borrower or its property is a party or by which it may be bound.

      5.2 FORMATION AND QUALIFICATION.

            (a) Each Borrower is duly incorporated and in good standing under the laws of the state listed on SCHEDULE 5.2(A) and is qualified to do business and is in good standing in the states listed on SCHEDULE 5.2(A) which constitute all states in which qualification and good standing are necessary for such Borrower to conduct its business and own its property and where the failure to so qualify could have a Material Adverse Effect. Each Borrower has delivered to Agent true and complete copies of its certificate of incorporation and by-laws and will promptly notify Agent of any amendment or changes thereto.

            (b) The only Subsidiaries of each Borrower are listed on SCHEDULE 5.2(B).

            (c) The exact legal name of each Borrower is as set forth on the signature page of this Agreement and on SCHEDULE 5.2(A) hereto. No Borrower has, during the past five years, been known by or used any other corporate or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property or assets out of the ordinary course of business, except as set forth on SCHEDULE 5.6 hereto.

            (d) Each Borrower is an organization of the type and organized in the jurisdiction set forth on SCHEDULE 5.2(A) hereto. SCHEDULE 5.2(A) accurately sets forth the organizational identification number of such Borrower or accurately states that such Borrower has none and accurately sets forth the federal employer identification number of such Borrower.

            (e) The chief executive office and mailing address of each Borrower and each Borrower's Records concerning Accounts are located only at the address identified as such on SCHEDULE 4.15(C) hereto and its only other places of business and the only other locations of Collateral, if any, are the addresses set forth in SCHEDULE 4.5 hereto, subject to the right of such Borrower to establish new locations in accordance with Section 6.2 below. SCHEDULE 4.5 hereto correctly identifies any of such locations which are not owned by a Borrower and sets forth the owners and/or operators thereof.

      5.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of each Borrower contained in this Agreement and the Other Documents shall be true at the time of such Borrower's execution of this Agreement and the Other Documents, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto. Any misrepresentation or breach of any representation or warranty whatsoever contained in this Agreement or the Other Documents shall be deemed material.

      5.4 TAX RETURNS. Each Borrower's federal tax identification number is set forth on SCHEDULE 5.4 hereto. Each Borrower has filed all federal, state and local tax returns and other reports each is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable. Except as set forth on SCHEDULE 5.4 hereto, all Federal, state and local income tax returns of each Borrower have been examined and reported upon by the appropriate taxing authority or closed by applicable statute and satisfied for all fiscal years prior to and including the fiscal year ending January 31, 2003. The provision for taxes on the books of the Borrowers on a Consolidated Basis are adequate in all material respects for all years not closed by applicable statutes, and for its current fiscal year, and no Borrower has knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

      5.5 FINANCIAL STATEMENTS.

            (a) The pro forma balance sheet of Borrowers on a Consolidated Basis (the "Pro Forma Balance Sheet") furnished to Agent on the Closing Date reflects the consummation of the transactions contemplated by the Subordinated Debt Documentation and under this Agreement (the "Transactions") and is accurate, complete and correct and fairly reflects the financial condition of Borrowers on a Consolidated Basis, after giving effect to the Transactions, as of the accounting closing date for the month of February, 2004. The Pro Forma Balance Sheet has been certified as accurate, complete and correct in all material respects by the President and Chief Financial Officer of Perfumania. All financial statements referred to in this Section 5.5(a), including the related schedules and notes thereto, have been prepared, in accordance with GAAP, except as may be disclosed in such financial statements or as limited in the definition used in this Agreement.

            (b) The twelve-month cash flow projections of the Borrowers and their projected balance sheets as of the Closing Date, copies of which are annexed hereto as EXHIBIT 5.5(B) (the "Projections") were prepared by the Chief Financial Officer of Borrowers, are based on underlying assumptions which provide a reasonable basis for the projections contained therein and reflect Borrowers' good faith judgment based on present circumstances. The cash flow Projections together with the Pro Forma Balance Sheet, are referred to as the "Pro Forma Financial Statements".

      5.6 CORPORATE NAME. Except as set forth on SCHEDULE 5.6 hereto, no Borrower has been known by any other corporate name in the past five years and does not sell Inventory or perform services under any other name, nor has any Borrower been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five
(5) years.

      5.7 O.S.H.A. AND ENVIRONMENTAL COMPLIANCE.

            (a) Each Borrower has duly complied with, and its facilities, business, assets, property, leaseholds and Equipment are in compliance in all material respects with, the provisions of the Federal Occupational Safety and Health Act, the Environmental Protection Act, RCRA and all other Environmental Laws; there have been no outstanding citations, notices or orders of non-compliance issued to any Borrower or relating to its business, assets, property, leaseholds or Equipment under any such laws, rules or regulations which would result in a Material Adverse Effect.

            (b) Each Borrower has been issued all required federal, state and local licenses, certificates or permits relating to all applicable Environmental Laws, other than those that the failure to have obtained would not have a Material Adverse Effect.

            (c) (i) There are no visible signs of releases, spills, discharges, leaks or disposal (collectively referred to as "Releases") of Hazardous Substances at, upon, under or within any Real Property or any premises leased by any Borrower; (ii) there are no underground storage tanks or polychlorinated biphenyls on the Real Property or any premises leased by any Borrower; (iii) neither the Real Property nor any premises leased by any Borrower has ever been used as a treatment, storage or disposal facility of Hazardous Waste; and (iv) no Hazardous Substances are present on the Real Property or any premises leased by a Borrower, excepting such quantities as are handled in accordance with all applicable manufacturer's instructions and governmental regulations and in proper storage containers and as are necessary for the operation of the commercial business of any Borrower or of its tenants.

      5.8 SOLVENCY; NO LITIGATION, VIOLATION, INDEBTEDNESS OR DEFAULT.

            (a) Borrowers, individually and collectively, are solvent, able to pay their debts as they mature, have capital sufficient to carry on their business and all businesses in which they is about to engage, and as of the Closing Date, the fair present saleable value of their assets, calculated on a going concern basis, is in excess of the amount of their liabilities and subsequent to the Closing Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

            (b) Except as disclosed in Schedule 5.8(b) hereto or in the financial statements of Borrowers on a Consolidated Basis, no Borrower has (i) any pending or threatened litigation, arbitration, actions or proceedings which involve the reasonable likelihood of having a Material Adverse Effect, and (ii) any liabilities or indebtedness other than the Obligations other than liabilities incurred subsequent to the date of such financial statements in the ordinary course of business.

            (c) No Borrower is in violation of any applicable statute, regulation or ordinance in any respect which could have a Material Adverse Effect, nor is any Borrower in violation of any order of any court, governmental authority or arbitration board or tribunal.

            (d) No Borrower nor any member of the Controlled  Group maintains or contributes to any Plan other than those listed on SCHEDULE 5.8(D) hereto. Except as set forth in SCHEDULE 5.8(D) hereto, (i) no Plan has incurred any "accumulated funding deficiency," as defined in Section 302(a)(2) of ERISA and
Section 412(a) of the Code, whether or not waived, and each Borrower and each member of the Controlled Group has met all applicable minimum funding requirements under Section 302 of ERISA in respect of each Plan, (ii) each Plan which is intended to be a qualified plan under Section 401(a) of the Code as currently in effect has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Code, (iii) no Borrower nor any member of the Controlled Group has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due which are unpaid, (iv) no Plan has been terminated by the plan administrator thereof nor by the PBGC, and there is no occurrence which would cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Plan, (v) at this time, the current value of the assets of each Plan exceeds the present value of the accrued benefits and other liabilities of such Plan and no Borrower nor any member of the Controlled Group knows of any facts or circumstances which would materially change the value of such assets and accrued benefits and other liabilities, (vi) no Borrower or any member of the Controlled Group has breached any of the responsibilities, obligations or duties imposed on it by ERISA with respect to any Plan, (vii) no Borrower or any member of a Controlled Group has incurred any liability for any excise tax arising under Section 4972 or 4980B of the Code, and no fact exists which could give rise to any such liability, (viii) no Borrower or any member of the Controlled Group or any fiduciary of, or any trustee to, any Plan, has engaged in a "prohibited transaction" described in Section 406 of the ERISA or
Section 4975 of the Code or taken any action which would constitute or result in a Termination Event with respect to any such Plan which is subject to ERISA,
(ix) each Borrower and each member of the Controlled Group has made all contributions due and payable with respect to each Plan, (x) there exists no event described in Section 4043(b) of ERISA, for which the thirty (30) day notice period contained in 29 CFR ss.2615.3 has not been waived, and (xi) no Borrower or any member of the Controlled Group has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than employees or former employees of any Borrower and any member of the Controlled Group, and no Borrower or any member of the Controlled Group has withdrawn, completely or partially, from any Multiemployer Plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

      5.9 PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES. All patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights, copyright applications, design rights, tradenames, assumed names, trade secrets and licenses owned or utilized by any Borrower are set forth on SCHEDULE 5.9 hereto, are to the extent owned by Borrowers, valid and have been duly registered or filed with all appropriate governmental authorities and constitute all of the intellectual property rights which are necessary for the operation of its business; there is no objection to or pending challenge to the validity of any such material patent, trademark, copyright, design right, tradename, trade secret or license and no Borrower is aware of any grounds for any challenge, except as set forth in SCHEDULE 5.9 hereto. Each patent, patent application, patent license, trademark, trademark application, trademark license, service mark, service mark application, service mark license, copyright, copyright application and copyright license owned or held by any Borrower and all trade secrets used by any Borrower consist of original material or property developed by such Borrower or to such Borrower's knowledge, was lawfully acquired by such Borrower from the proper and lawful owner thereof. Each of such items has been maintained so as to preserve the value thereof from the date of creation or acquisition thereof.

      5.10 LICENSES AND PERMITS. Except as set forth in SCHEDULE 5.10 hereto, each Borrower (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state or local law or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to procure such licenses or permits could have a Material Adverse Effect.

      5.11 DEFAULT OF INDEBTEDNESS. No Borrower is in default in the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder, which default would have a Material Adverse Effect.

      5.12 NO DEFAULT. No Borrower is in default in the payment or performance of any of its obligations with respect to any material contract and no Default has occurred.

      5.13 NO BURDENSOME RESTRICTIONS. No Borrower is party to any contract or agreement the performance of which could have a Material Adverse Effect. No Borrower has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance.

      5.14 NO LABOR DISPUTES. No Borrower is involved in any labor dispute; there are no strikes or walkouts or union organization of any Borrower's employees threatened or in existence and no labor contract is scheduled to expire during the Term other than as set forth on SCHEDULE 5.14 hereto.

      5.15 MARGIN REGULATIONS. No Borrower is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or Regulation G of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Advance will be used for "purchasing" or "carrying" "margin stock" as defined in Regulation U of such Board of Governors.

      5.16 INVESTMENT COMPANY ACT. No Borrower is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company.

      5.17 DISCLOSURE. No representation or warranty made by any Borrower in this Agreement or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to any Borrower or which reasonably should be known to any Borrower which Borrowers have not disclosed to Agent in writing with respect to the Transactions which could have a Material Adverse Effect.

      5.18 SUBORDINATED DEBT DOCUMENTATION. Agent has received complete copies of the Subordinated Debt Documentation (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. None of such documents and agreements has been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has heretofore been delivered to Agent.

      5.19 SWAPS. No Borrower is a party to, nor will it be a party to, any swap agreement whereby such Borrower has agreed or will agree to swap interest rates or currencies unless same provides that damages upon termination following an event of default thereunder are payable on an unlimited "two-way basis" without regard to fault on the part of either party.

      5.20 CONFLICTING AGREEMENTS. No provision of any material mortgage, indenture, contract, agreement, judgment, decree or order binding on any Borrower or affecting the Collateral conflicts with, or requires any Consent which has not already been obtained to, or would in any way prevent the execution, delivery or performance of, the terms of this Agreement or the Other Documents.

      5.21 APPLICATION OF CERTAIN LAWS AND REGULATIONS. No Borrower or any Affiliate of any Borrower is subject to any statute, rule or regulation which regulates the incurrence of any Indebtedness, including without limitation, statutes or regulations relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

      5.22 BUSINESS AND PROPERTY OF BORROWERS. Upon and after the Closing Date, Borrowers do not propose to engage in any business other than the retail and wholesale sale of perfumes and activities necessary to conduct the foregoing. On the Closing Date, each Borrower will own all the property and possess all of the rights and Consents necessary for the conduct of the business of such Borrower.

      5.23 CREDIT CARD AGREEMENTS. Set forth in SCHEDULE 5.23 hereto is a correct and complete list of (a) all of the Credit Card Agreements and all other agreements, documents and instruments existing as of the date hereof between or among each Borrower, any of its affiliates, the Credit Card Issuers, the Credit Card Processors and any of their affiliates, (b) the percentage of each sale payable to the Credit Card Issuer or Credit Card Processor under the terms of the Credit Card Agreements, (c) all other fees and charges payable by each Borrower under or in connection with the Credit Card Agreements and (d) the term of such Credit Card Agreements. The Credit Card Agreements constitute all of such agreements necessary for each Borrower to operate its business as presently conducted with respect to credit cards and debit cards and no Receivables of any Borrower arise from purchases by customers of Inventory with credit cards or debit cards, other than those which are issued by Credit Card Issuers with whom a Borrower has entered into one of the Credit Card Agreements set forth on
SCHEDULE 5.23 hereto or with whom such Borrower has entered into a Credit Card Agreement in accordance with this Section 5.23. Each of the Credit Card Agreements constitutes the legal, valid and binding obligations of the applicable Borrower and to the best of such Borrower's knowledge, the other parties thereto, enforceable in accordance with their respective terms and are in full force and effect. No default or event of default, or act, condition or event which after notice or passage of time or both, would constitute a default or an event of default under any of the Credit Card Agreements exists or has occurred. Each Borrower, as applicable, and the other parties thereto have complied with all of the terms and conditions of the Credit Card Agreements to the extent necessary for such Borrower to be entitled to receive all payments thereunder. Borrowers have delivered, or caused to be delivered to Agent, true, correct and complete copies of all of the Credit Card Agreements.

      6. AFFIRMATIVE COVENANTS.

      Until  payment  in  full  of  the  Obligations  and  termination  of  this
Agreement:

      6.1 PAYMENT OF FEES. Each Borrower shall pay to Agent on demand all usual and customary fees and expenses which Agent incurs in connection with (a) the forwarding of Advance proceeds and (b) the establishment and maintenance of any Blocked Accounts as provided for in Section 4.15(h). Agent may, without making demand, charge the account of Borrowers for all such fees and expenses. 6.2 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE AND ASSETS. Each Borrower shall
(a) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), including, without limitation, all licenses, patents, copyrights, design rights, tradenames, trade secrets and trademarks and take all actions necessary to enforce and protect the validity of any intellectual property right or other right included in the Collateral; (b) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business, (c) no Borrower shall change its name unless each of the following conditions is satisfied: (i) Agent shall have received not less than thirty (30) days prior written notice from such Borrower of such proposed change in its corporate name, which notice shall accurately set forth the new name; and (ii) Agent shall have received a copy of the amendment to the Certificate of Incorporation of such Borrower providing for the name change certified by the Secretary of State of the jurisdiction of incorporation or organization of such Borrower as soon as it is available; and (d) such Borrower shall not change its chief executive office or its mailing address or organizational identification number (or if it does not have one, shall not acquire one) unless Agent shall have received not less than thirty (30) days' prior written notice from Borrower of such proposed change, which notice shall set forth such information with respect thereto as Agent may require and Agent shall have received such agreements as Agent may reasonably require in connection therewith. No Borrower shall change its type of organization, jurisdiction of organization or other legal structure.

      6.3 VIOLATIONS. Each Borrower shall promptly notify Agent in writing of any violation of any law, statute, regulation or ordinance of any Governmental Body, or of any agency thereof, applicable to any Borrower which may have a Material Adverse Effect.

      6.4 GOVERNMENT RECEIVABLES. Each Borrower shall take all steps necessary and legally permissible to protect Agent's interest in the Collateral under the Federal Assignment of Claims Act or other applicable state or local statutes or ordinances and deliver to Agent appropriately endorsed, any instrument or chattel paper connected with any Receivable arising out of contracts between any Borrower and the United States, any state or any department, agency or instrumentality of any of them.

      6.5 FIXED CHARGE COVERAGE RATIO. Borrowers shall maintain, on a consolidated basis, as at the end of each fiscal quarter (July 31, October 31, January 31 and April 30 in any given year), a Fixed Charge Coverage Ratio not less than the amounts set forth below for each computation period as set forth below:


--------------------------------------------------------------------------------
                                                        FIXED CHARGE
     COMPUTATION PERIOD                                COVERAGE RATIO
--------------------------------------------------------------------------------
3 months ending April 30, 2004                          (2.5) : 1.0
--------------------------------------------------------------------------------
6 months ending July 31, 2004                           (0.9) : 1.0
--------------------------------------------------------------------------------
9 months ending October 31, 2004                        (1.7) : 1.0
--------------------------------------------------------------------------------
12 months ending January 31, 2005                        1.3 : 1.0
--------------------------------------------------------------------------------
the  12  consecutive  month  period          To be determined based on 85% of
ending  as of the  end  each  fiscal         the projections  as set forth in
quarter commencing with the fiscal           Borrower's  yearly  business  plan,
quarter ending April 30, 2005                delivered pursuant to Section 9.12
                                             hereof which shall be acceptable to
                                             Agent and Required Lenders, in
                                             their sole discretion
--------------------------------------------------------------------------------

      6.6 MINIMUM EBITDA. Borrowers shall maintain, on a consolidated basis, as at the end of each fiscal quarter (July 31, October 31, January 31 and April 30 in any given year), EBITDA in an amount not less than the amounts set forth below for each computation period as set forth below:


--------------------------------------------------------------------------------
          COMPUTATION PERIOD                              EBITDA
--------------------------------------------------------------------------------
3 months ending April 30, 2004                          ($775,000)
--------------------------------------------------------------------------------
6 months ending July 31, 2004                            $805,000
--------------------------------------------------------------------------------
9 months ending October 31, 2004                        ($340,000)
--------------------------------------------------------------------------------
12 months ending January 31, 2005                       $7,730,000
--------------------------------------------------------------------------------
the  12  consecutive  month  period        To be determined based on 85% of the
ending  as of the  end  each  fiscal       projections  as set forth in
quarter commencing with the fiscal         Borrower's  yearly  business  plan,
quarter ending April 30, 2005              delivered pursuant to Section 9.12
                                           hereof which shall be acceptable to
                                           Agent and Required Lenders, in their
                                           sole discretion
--------------------------------------------------------------------------------

      6.7 MINIMUM UNDRAWN AVAILABILITY. Borrowers shall maintain, at all times, a minimum Undrawn Availability of not less than $2,000,000, EXCEPT, THAT, for the calendar months of July, August, September and October, Borrowers shall maintain, at all times, a minimum Undrawn Availability of not less than $1,000,000.

      6.8 EXECUTION OF SUPPLEMENTAL INSTRUMENTS. Each Borrower shall execute and deliver to Agent from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Agent may request, in order that the full intent of this Agreement may be carried into effect.

      6.9 PAYMENT OF INDEBTEDNESS. Each Borrower shall pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to normal payment practices) all its obligations and liabilities of whatever nature, except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and each Borrower shall have provided for such reserves as Agent may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favor of Lenders.

      6.10 STANDARDS OF FINANCIAL STATEMENTS. Each Borrower shall cause all financial statements referred to in Sections 9.7, 9.8, 9.9, 9.10, 9.11, 9.12 and
9.13 as to which GAAP is applicable to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year-end audit adjustments and absence of notes) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such reporting accountants or officer, as the case may be, and disclosed therein) and in all cases except as modified by the definitions contained in this Agreement.

      6.11 CREDIT CARD AGREEMENTS. Each Borrower shall (a) observe and perform all material terms, covenants, conditions and provisions of the Credit Card Agreements to be observed and performed by it at the times set forth therein;
(b) not do, permit, suffer or refrain from doing anything, as a result of which there could be a default under or breach of any of the terms of any of the Credit Card Agreements, (c) at all times maintain in full force and effect the Credit Card Agreements and not terminate, cancel, surrender, modify, amend, waive or release any of the Credit Card Agreements, or consent to or permit to occur any of the foregoing; except, that, a Borrower may terminate or cancel any of the Credit Card Agreements in the ordinary course of the business of such Borrower; provided, that, such Borrower shall give Agent not less than fifteen
(15) days prior written notice of its intention to so terminate or cancel any of the Credit Card Agreements; (d) not enter into any new Credit Card Agreements with any new Credit Card Issuer unless (i) Agent shall have received not less than thirty (30) days prior written notice of the intention of such Borrower to enter into such agreement (together with such other information with respect thereto as Agent may request) and (ii) such Borrower delivers, or causes to be delivered to Agent, a Credit Card Acknowledgment in favor of Agent; (e) give Agent immediate written notice of any Credit Card Agreement entered into by such Borrower after the date hereof, together with a true, correct and complete copy thereof and such other information with respect thereto as Agent may request; and (f) furnish to Agent, promptly upon the request of Agent, such information and evidence as Agent may require from time to time concerning the observance, performance and compliance by such Borrower or the other party or parties thereto with the terms, covenants or provisions of the Credit Card Agreements.

      7. NEGATIVE COVENANTS.

      No Borrower shall, until satisfaction in full of the Obligations and termination of this Agreement:

      7.1 MERGER, CONSOLIDATION, ACQUISITION AND SALE OF ASSETS. Enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a substantial portion of the assets or stock of any Person or permit any other Person to consolidate with or merge with it ; except that, a Borrower may merge with any other Borrower provided that Borrowers provide Agent with thirty (30) days' prior written notice. Sell, lease, transfer or otherwise dispose of any of its properties or assets, except as permitted under Section
4.3 hereof.

      7.2 CREATION OF LIENS. Create or suffer to exist any Lien or transfer upon or against any of its property or assets now owned or hereafter acquired, except Permitted Encumbrances.

      7.3 GUARANTEES. Become liable upon the obligations of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders) except (a) as disclosed on SCHEDULE 7.3 hereto, (b) the endorsement of checks in the ordinary course of business.

      7.4 INVESTMENTS. Purchase or acquire obligations or stock of, or any other interest in, any Person, except (a) obligations issued or guaranteed by the United States of America or any agency thereof; (b) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating); (c) certificates of time deposit and bankers' acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if
(i) such bank has a combined  capital and surplus of at least  $500,000,000,  or
(ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency; and (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof.

      7.5 LOANS. Make advances, loans or extensions of credit to any Person, including without limitation, any Parent, Subsidiary or Affiliate except with respect to (a) the extension of commercial trade credit in connection with the sale of Inventory in the ordinary course of its business, (b) loans outstanding as of the date hereof as set forth on SCHEDULE 7.5 hereto (so long as the aggregate principal amount of such loans does not exceed $200,000) and loans to employees in the ordinary course of business not to exceed the aggregate amount of $100,000 outstanding at any one time; and (c) advances, loans or extensions of credit made from one Borrower to another Borrower in the ordinary course of business consistent with historical practices.

      7.6 CAPITAL EXPENDITURES. Contract for, purchase or make any expenditure or commitments for fixed or capital assets (including capitalized leases) in any fiscal year in an amount in excess of $4,500,000.

      7.7 DIVIDENDS. Declare, pay or make any dividend or distribution on any shares of the common stock or preferred stock of any Borrower (other than dividends or distributions payable in its stock, or split-ups or reclassifications of its stock) or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock, or of any options to purchase or acquire any such shares of common or preferred stock of any Borrower, provided, however, that after giving effect to the payment of such dividends there shall not exist any Event of Default or Default.

      7.8 INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (a) Indebtedness to Lenders; (b) Indebtedness outstanding as of the date hereof as set forth on
SCHEDULE 7.8 hereto; (c) Indebtedness due under the Subordinated Debt Documentation; and (d) Indebtedness incurred for capital expenditures permitted under Section 7.6 hereof.

      7.9 NATURE OF BUSINESS. Substantially change the nature of the business in which it is presently engaged, nor except as specifically permitted herein purchase or invest, directly or indirectly, in any assets or property other than in the ordinary course of business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

      7.10 TRANSACTIONS WITH AFFILIATES. Directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, any Affiliate, except transactions in the ordinary course of business, on an arm's-length basis on terms no less favorable than terms which would have been obtainable from a Person other than an Affiliate.

      7.11 LEASES. Enter as lessee into any lease arrangement for real or personal property (unless capitalized and permitted under Section 7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed in any one fiscal year 105% of the amount of annual rental payments for all leased property for such fiscal year as set forth in the Projected Operating Budget for such fiscal year.

      7.12 SUBSIDIARIES.

            (a) Form any Subsidiary.

            (b)  Enter   into  any   partnership,   joint   venture  or  similar
arrangement.

      7.13 FISCAL YEAR AND ACCOUNTING CHANGES. Change its fiscal year from the Saturday closest to January 31 or make any change (a) in accounting treatment and reporting practices except as required by GAAP or (b) in tax reporting treatment except as required by law.

      7.14 PLEDGE OF CREDIT. Now or hereafter pledge Agent's or any Lender's credit on any purchases or for any purpose whatsoever or use any portion of any Advance in or for any business other than such Borrower's business as conducted on the date of this Agreement.

      7.15 AMENDMENT OF ARTICLES OF INCORPORATION, BY-LAWS. Amend, modify or waive any term or material provision of its Articles of Incorporation or By-Laws unless such amendment, modification or waiver would not have a Material Adverse Effect upon such Borrower.

      7.16 COMPLIANCE WITH ERISA.

            (a) (i) Maintain, or permit any member of the Controlled Group to maintain, or (ii) become obligated to contribute, or permit any member of the Controlled Group to become obligated to contribute, to any Plan, other than those Plans disclosed on SCHEDULE 5.8(D) hereto; (b) engage, or permit any member of the Controlled Group to engage, in any non-exempt "prohibited transaction", as that term is defined in section 406 of ERISA and Section 4975 of the Code; (c) incur, or permit any member of the Controlled Group to incur, any "accumulated funding deficiency", as that term is defined in Section 302 of ERISA or Section 412 of the Code; (d) terminate, or permit any member of the Controlled Group to terminate, any Plan where such event could result in any liability of any Borrower or any member of the Controlled Group or the imposition of a lien on the property of any Borrower or any member of the Controlled Group pursuant to Section 4068 of ERISA; (e) assume, or permit any member of the Controlled Group to assume, any obligation to contribute to any Multiemployer Plan not disclosed on SCHEDULE 5.8(D) hereto; (f) incur, or permit any member of the Controlled Group to incur, any withdrawal liability to any Multiemployer Plan; (g) fail promptly to notify Agent of the occurrence of any Termination Event; (h) fail to comply, or permit a member of the Controlled Group to fail to comply, with the requirements of ERISA or the Code or other applicable laws in respect of any Plan; or (i) fail to meet, or permit any member of the Controlled Group to fail to meet, all minimum funding requirements under ERISA or the Code or postpone or delay or allow any member of the Controlled Group to postpone or delay any funding requirement with respect of any Plan.

      7.17 SUBORDINATED NOTE. At any time, directly or indirectly, pay, prepay, repurchase, redeem, retire or otherwise acquire, or make any payment on account of any principal of, interest on or premium payable in connection with the repayment or redemption of the Subordinated Note, except as expressly permitted in the Subordination Agreement.

      7.18 PREPAYMENT OF INDEBTEDNESS. At any time, directly or indirectly, prepay any Indebtedness (other than to Agent), or repurchase, redeem, retire or otherwise acquire any Indebtedness of any Borrower.

      7.19 ADDITIONAL LOANS AND INVESTMENTS BY ORIGINAL OWNER. Notwithstanding anything to the contrary contained herein, from and after the date hereof, Original Owners may make additional cash equity capital contributions and/or loans to the Borrowers (the "Additional Investments"). Original Owners and Borrowing Agent shall provide Agent and Lenders with written notice of each such Additional Investment and, on a quarterly basis, a summary of the outstanding amount of all such Additional Investments. All Additional Investments consisting of loans or advances to any Borrower shall constitute Subordinated Indebtedness and shall be subject to the terms and provisions of the Subordinated Agreement unless Required Lenders, in their documents, agree otherwise.

      8. CONDITIONS PRECEDENT.

      8.1 CONDITIONS TO INITIAL ADVANCES. The agreement of Lenders to make the initial Advances requested to be made on the Closing Date is subject to the satisfaction, or waiver by Lenders, immediately prior to or concurrently with the making of such Advances, of the following conditions precedent:

            (a) FILINGS, REGISTRATIONS AND RECORDINGS. Each document (including, without limitation, any Uniform Commercial Code financing statement) required by this Agreement, any Other Document or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

            (b) CORPORATE PROCEEDINGS OF BORROWERS AND GUARANTOR. Agent shall have received, in form and substance satisfactory to Agent, a copy of the resolutions in form and substance reasonably satisfactory to Agent, of the Board of Directors of each Borrower and Guarantor authorizing (i) the execution, delivery and performance of this Agreement, the Other Documents, the Subordinated Debt Documentation, and any related agreements, (collectively the "Documents") and (ii) the granting by each Borrower of the Liens upon the Collateral and by each Guarantor upon all of such Guarantor's property, in favor of Agent for itself and the ratable benefit of Lenders, in each case certified by the Secretary or an Assistant Secretary of each Borrower and Guarantor as of the Closing Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

            (c) INCUMBENCY CERTIFICATES OF BORROWERS AND GUARANTOR. Agent shall have received, in form and substance satisfactory to Agent, a certificate of the Secretary or an Assistant Secretary of each Borrower and Guarantor, dated the Closing Date, as to the incumbency and signature of the officers of each Borrower executing this Agreement, and each Borrower and Guarantor executing any of the other Documents or any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

            (d) CERTIFICATES. Agent shall have received, in form and substance satisfactory to Agent, a copy of the Articles or Certificate of Incorporation or other charter documents of each Borrower and Guarantor, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the By-Laws of each Borrower and Guarantor, and all agreements of each Borrower's shareholders certified as accurate and complete by the Secretary of each Borrower and Guarantor;

            (e) GOOD STANDING CERTIFICATES. Agent shall have received, in form and substance satisfactory to Agent, good standing certificates for each Borrower and Guarantor dated not more than thirty (30) days prior to the Closing Date, issued by the Secretary of State or other appropriate official of each Borrower's and Guarantor's jurisdiction of incorporation and each jurisdiction where the conduct of each Borrower's and each Guarantor's business activities or the ownership of its properties necessitates qualification;

            (f) NO LITIGATION. (i) Except as set forth on SCHEDULE 5.8(B) hereto, no litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against any Borrower or Guarantor against the officers or directors of any Borrower or Guarantor (A) in connection with the Documents or any of the Transactions and which, in the reasonable opinion of Agent, is deemed material or (B) which if adversely determined, could, in the reasonable opinion of Agent, have a Material Adverse Effect; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to any Borrower or Guarantor or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any Governmental Body;

            (g) FINANCIAL CONDITION CERTIFICATES. Agent shall have received executed Officers Certificates satisfactory in form and substance satisfactory to Agent, executed Officers Certificates certifying the solvency of Borrowers on a Consolidated Basis after giving effect to the Indebtedness contemplated hereby and by the Subordinated Debt Documentation and as to Borrowers' financial resources and their ability to meet their obligations and liabilities as they become due; to the effect that as of the Closing Date and after giving effect to the Transactions:

                  (i) the assets of Borrowers on a Consolidated Basis, at a fair valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of Borrowers on a Consolidated Basis;
(ii) current projections which are based on underlying assumptions which provide a reasonable basis for the projections and which reflect each Borrower's good faith judgment based on present circumstances that each Borrower will have sufficient cash flow to enable it to pay its debts as they mature; and

                  (iii) no Borrower has an unreasonably small capital base with which to engage in its anticipated business.

For purposes of this subsection (h), the "fair valuation" of the assets of each Borrower shall be determined on the basis of the amount which may be realized within a reasonable time, either through collection or sale of such assets at market value, conceiving the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions;

            (h) COLLATERAL EXAMINATION. Agent shall have completed Collateral examinations and received any required appraisals, the results of which shall be satisfactory in form and substance to Agent, of the Receivables, Inventory and General Intangibles, of each Borrower and all books and records in connection therewith;

            (i) FEES. Agent shall have received all fees payable to Agent and Lenders on or prior to the Closing Date pursuant to Article 3 hereof;

            (j) PRO FORMA FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION. Agent shall have received, in form and substance satisfactory to Agent, a copy of the Pro Forma Financial Statements, a copy of a pro forma statement of sources and uses of cash as of the Closing Date, and a current summary inventory report and aging of accounts receivable and accounts payable for Borrowers which shall be satisfactory in all respects to Agent;

            (k) OTHER DOCUMENTS. Agent shall have received final executed copies of the Subordinated Debt Documentation and of all Other Documents, each in form and substance satisfactory to Agent, and all related agreements, documents and instruments as in effect on the Closing Date and the transactions contemplated by such documentation shall be consummated concurrently with the making of the initial Advances;

            (l) SUBORDINATION AGREEMENT. Agent shall have entered into a Subordination Agreement with Borrowers and Subordinated Lender which shall set forth the basis upon which the Subordinated Lender may receive, and Borrowers may make, payments under the Subordinated Note, which basis shall be satisfactory in form and substance to Agent in its sole discretion;

            (m) INSURANCE. Agent shall have received in form and substance satisfactory to Agent, certified copies of Borrowers' casualty insurance policies, together with loss payable endorsements on Agent's standard form of loss payee endorsement naming Agent as loss payee, and certified copies of Borrowers' liability insurance policies, together with endorsements naming Agent as a co-insured;

            (n) PAYMENT INSTRUCTIONS. Agent shall have received, in form and substance satisfactory to Agent, written instructions from Borrowers directing the application of proceeds of the initial Advances made pursuant to this Agreement;

            (o) BLOCKED ACCOUNTS. Agent shall have received, in form and substance satisfactory to Agent, duly executed agreements establishing the Blocked Accounts with financial institutions acceptable to Agent for the collection or servicing of the Receivables and proceeds of the Collateral;

            (p) CONSENTS. Agent shall have received, in form and substance satisfactory to Agent, any and all Consents necessary to permit the effectuation of the transactions contemplated by this Agreement and the Other Documents; and, Agent shall have received such Consents and waivers of such third parties as might assert claims with respect to the Collateral, as Agent and its counsel shall deem reasonably necessary;

            (q) FINANCIAL STATEMENTS. Agent shall have received, in form and substance satisfactory to Agent, unaudited consolidated financial statements for Borrowers for fiscal year ending January 31, 2004, and Borrowers' monthly financial statements through and including February, 2004.

            (r) NO ADVERSE MATERIAL CHANGE. (i) Since April 30, 2004, there shall not have occurred (A) any material adverse change in the condition, financial or otherwise, operations, properties or prospects of the Borrowers, taken as a whole, (B) any material damage or destruction to any of the Collateral nor any material depreciation in the value thereof and (C)any event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect, and (D) any material deviation from the forecasts furnished to Agent with respect to the Borrowers, taken as a whole, and (ii) no representations made or information supplied to Agent shall have been proven to be inaccurate or misleading in any material respect;

            (s) LEASEHOLD AGREEMENTS. Agent shall have received landlord, mortgagee or warehouseman agreements satisfactory to Agent with respect to all premises leased by Borrowers at which books and records relating to Receivables are located;

            (t) SUBORDINATED DEBT DOCUMENTATION. Agent shall have received, in form and substance satisfactory to Agent, final executed copies of the Subordinated Debt Documentation which shall contain such terms and provisions including, without limitation, subordination terms, satisfactory to Agent;

            (u) GUARANTEES AND OTHER DOCUMENTS. Agent shall have received (i) an acknowledgment by Guarantor that the Guaranty and Stock Pledge and Security Agreement previously executed by Guarantor, each remain in full force and effect in accordance with their respective terms and provisions, and (ii) the executed Fee Letter and Other Documents in addition to the foregoing, all in form and substance satisfactory to Agent;

            (v) CONTRACT REVIEW. Agent shall have reviewed all material contracts of Borrowers including, without limitation, leases, union contracts, labor contracts, vendor supply contracts, license agreements and distributorship agreements and such contracts and agreements shall be satisfactory in all respects to Agent;

            (w) CLOSING CERTIFICATE. Agent shall have received, in form and substance satisfactory to Agent, a closing certificate signed by the Chief Financial Officer of each Borrower dated as of the date hereof, stating that (i) all representations and warranties set forth in this Agreement and the Other Documents are true and correct on and as of such date, (ii) Borrowers are on such date in compliance with all the terms and provisions set forth in this Agreement and the Other Documents and (iii) on such date no Default or Event of Default has occurred or is continuing;

            (x) BORROWING BASE. Agent shall have received, in form and substance satisfactory to Agent, a Borrowing Base Certificate sufficient to support the Advances in the amount requested by Borrowers on the Closing Date;


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            (y) BUSINESS PLAN AND  PROJECTIONS.  Agent shall have  received,  in form and substance satisfactory to Agent, Borrowers' business plan and monthly financial projections for Borrowers' fiscal year ending January 31, 2005, and such further information and documentation as Agent shall reasonably require with respect to each Borrower.

            (z) UNDRAWN AVAILABILITY. After giving effect to the initial Advances hereunder, Borrowers shall have Undrawn Availability of at least $6,500,000; and

            (aa) OTHER. Agent shall have received in form and substance satisfactory to Agent, evidence of all corporate and other proceedings, and all documents, instruments and other legal matters in connection with the Transactions shall be reasonably satisfactory in form and substance to Agent, Lenders and their counsel.

      8.2 CONDITIONS TO EACH ADVANCE. The agreement of Lenders to make any Advance requested to be made on any date (including, without limitation, the initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made:

            (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by any Borrower in or pursuant to this Agreement and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any related agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent made as of a specific date;

            (b) NO DEFAULT. No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date, provided, however that Lenders, in their sole discretion, may continue to make Advances notwithstanding the existence of an Event of Default or Default and that any Advances so made shall not be deemed a waiver of any such Event of Default or Default; and

            (c) MAXIMUM ADVANCES. In the case of any Advances requested to be made, after giving effect thereto, the Advances shall not exceed the maximum amount of Advances permitted under Section 2.1 hereof.

Each  request  for  an  Advance  by  Borrowers   hereunder  shall  constitute  a
representation and warranty by each Borrower as of the date of such Advance that the conditions contained in this subsection shall have been satisfied.

9.    INFORMATION AS TO BORROWERS.

      Each Borrower shall, until satisfaction in full of the Obligations and the termination of this Agreement:

      9.1 DISCLOSURE OF MATERIAL MATTERS. Immediately upon learning thereof, report to Agent all matters materially affecting the value, enforceability or collectibility of any portion of the Collateral including, without limitation, any Borrower's reclamation or repossession of, or the return to any Borrower of, a material amount of goods or claims or disputes asserted by any Customer or other obligor.


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      9.2 SCHEDULES. Deliver to Agent Inventory reports not later than the third
(3rd) Business Day of each week for the immediately preceding week. In addition,
(a) deliver to Agent on or before the fifteenth (15th) day of each month as and for the prior month, or more frequently as Agent may require from time to time, accounts receivable agings, accounts payable schedules and a certification duly signed by an officer of Borrowing Agent that all obligations of the Borrowers under all real or personal property leases have been paid, (b) deliver to Hilco/Great American or such other person as Agent may direct, from time to time, not later than the third (3rd) Business Day of each fiscal quarter a summary report of the Borrowers' Inventory, prepared by category, and (c) deliver to Agent, at Borrowers' expense, on or before the thirtieth (30) day after the end of each fiscal quarter as and for the prior fiscal quarter, or at any time or times as Agent may request on or after an Event of Default, written Inventory appraisals in form, scope and methodology acceptable to Agent and by an appraiser acceptable to Agent, addressed to Agent or upon which Agent is expressly permitted to rely. In addition to and not in limitation of the foregoing, Borrowers shall deliver to Agent at such intervals as Agent may reasonably require: (i) copies of Customer's invoices, (ii) evidence of shipment or delivery, and (iii) such further schedules, documents and/or information regarding the Collateral as Agent may require including, without limitation, trial balances and test verifications. Agent shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under this Section are to be in form reasonably satisfactory to Agent and executed by Borrowers and delivered to Agent from time to time solely for Agent's convenience in maintaining records of the Collateral, and Borrowers' failure to deliver any of such items to Agent shall not affect, terminate, modify or otherwise limit Agent's security interest with respect to the Collateral.

      9.3 ENVIRONMENTAL REPORTS. Furnish Agent, concurrently with the delivery of the financial statements referred to in Sections 9.7 and 9.8, with a certificate signed by the President and/or Chief Financial Officer of each Borrower stating, to the best of his knowledge, that each Borrower is in compliance in all material respects with all federal, state and local laws relating to environmental protection and control and occupational safety and health. To the extent any Borrower is not in compliance with the foregoing laws, the certificate shall set forth with specificity all areas of non-compliance and the proposed action such Borrower will implement in order to achieve full compliance.

      9.4 LITIGATION. Promptly notify Agent in writing of any litigation, suit or administrative proceeding affecting any Borrower, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, which may have a Material Adverse Effect.

      9.5 MATERIAL OCCURRENCES. Promptly notify Agent in writing upon the occurrence of (a) any Event of Default or Default; (b) any event of default under the Subordinated Debt Documentation; (c) any event, development or circumstance whereby any financial statements or other reports furnished to Agent fail in any material respect to present fairly, in accordance with GAAP consistently applied except as limited in the definitions included in this Agreement, the financial condition or operating results of any Borrower as of the date of such statements; (d) any accumulated retirement plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in Section 4971 of the Code, could subject any Borrower to a tax imposed by Section 4971 of the Code; (e) each and every default by any Borrower which might result in the acceleration of the maturity of any Indebtedness, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; and (f) any other development in the business or affairs of any Borrower which might have a Material Adverse Effect; in each case describing the nature thereof and the action Borrowers propose to take with respect thereto.


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


      9.6 GOVERNMENT RECEIVABLES. Notify Agent immediately if any of its Receivables arise out of contracts between any Borrower and the United States, any state, or any department, agency or instrumentality of any of them.

      9.7 ANNUAL FINANCIAL  STATEMENTS.  Furnish Agent within one hundred twenty
(120) days after the end of each fiscal year of Borrowers, consolidating and consolidated financial statements for Borrowers including, but not limited to, statements of income and stockholders' equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, except as limited in the definitions included in this Agreement and in reasonable detail together with audited consolidating and consolidated financial statements for E Com Ventures, Inc., prepared in accordance with GAAP applied on a basis consistent with prior periods reported upon without qualification by an independent certified public accounting firm reasonably satisfactory to Agent (the "Accountants"). The reports shall be accompanied by a certificate of the President and/or Chief Financial Officer of each Borrower which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by such Borrower with respect to such default and, such certificate shall have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6 and 6.7 hereof.

      9.8 MONTHLY FINANCIAL STATEMENTS. Furnish Agent within thirty (30) days after the end of each month, consolidating and consolidated unaudited balance sheet of Borrowers and unaudited statements of income and stockholders' equity and cash flow of Borrowers reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal year end adjustments. The reports shall be accompanied by a certificate signed by the President and/or Chief Financial Officer of each Borrower, which shall state that, based on an examination sufficient to permit him to make an informed statement, (a) no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrowers with respect to such event, (b) Borrowers are current with respect to payment of all amounts due or to become due in respect of (i) sales, use and/or withholding taxes, (ii) Real Property taxes, and (iii) lease payments, and (c) such certificate shall have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6 and 6.7 hereof.


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


      9.9 BORROWING BASE  CERTIFICATE.  Furnish Agent,  not later than the third
(3rd) Business Day of each week for the immediately preceding week, and together with each request for a Revolving Advance, a Borrowing Base Certificate duly completed and executed by the chief financial officer or other appropriate financial officer of Borrowing Agent and delivered to Agent. Nothing contained in any Borrowing Base Certificate shall be deemed to limit, impair or otherwise affect the rights of Agent and Lenders in the event of any conflict or inconsistency between any amounts or calculations as set forth in any Borrower Base Certificate and any amounts or calculations as determined by Agent and Lenders in good faith, the determination of Agent and Lenders shall govern and be conclusive and binding upon Borrowing Agent and each Borrower. Without limiting the foregoing, each Borrower shall furnish to Agent and Lenders any information which Agent and Lenders may reasonably request regarding the determination and calculation of any of the amounts set forth in any Borrowing Base Certificate.

      9.10 OTHER REPORTS. Furnish Agent as soon as available, but in any event within ten (10) days after the issuance thereof, (a) with copies of such financial statements, reports and returns as each Borrower shall send to its stockholders, and (b) copies of all notices sent pursuant to the Subordinated Debt Documentation.

      9.11 ADDITIONAL INFORMATION. Furnish Agent with such additional information as Agent shall reasonably request in order to enable Agent to determine whether the terms, covenants, provisions and conditions of this Agreement have been complied with by Borrowers including, without limitation and without the necessity of any request by Agent, (a) at least thirty (30) days prior thereto, notice of any Borrower's opening of any new office or place of business or any Borrower's closing of any existing office or place of business, and (b) promptly upon any Borrower's learning thereof, notice of any labor dispute to which any Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which any Borrower is a party or by which any Borrower is bound.

      9.12 PROJECTED OPERATING BUDGET. Furnish Agent, no later than thirty (30) days prior to the beginning of each Borrower's fiscal years commencing with fiscal year 2005, a month by month projected operating budget (with written assumptions) and cash flow of Borrowers on a consolidated and consolidating basis for such fiscal year (including an income statement, statements of cash disbursements, cash collections, balance sheet, statements of cash flow and borrowing base projections for each month), such projections to be accompanied by a certificate signed by the President or Chief Financial Officer of each Borrower to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

      9.13 VARIANCES FROM OPERATING BUDGET. Furnish Agent, concurrently with the delivery of the financial statements referred to in Section 9.7 and each monthly report, a written report summarizing all material variances from budgets submitted by Borrowers pursuant to Section 9.12 and a discussion and analysis by management with respect to such variances.


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


      9.14 NOTICE OF SUITS, ADVERSE EVENTS.  Furnish Agent with prompt notice of
(a) any lapse or other termination of any Consent issued to any Borrower by any Governmental Body or any other Person that is material to the operation of any Borrower's business, (b) any refusal by any Governmental Body or any other Person to renew or extend any such Consent; and (c) copies of any periodic or special reports filed by any Borrower with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of any Borrower, or if copies thereof are requested by Agent, and
(d) copies of any material notices and other communications from any Governmental Body or Person which specifically relate to any Borrower.

      9.15 ERISA NOTICES AND REQUESTS. Furnish Agent with immediate written notice in the event that (a) any Borrower or any member of the Controlled Group knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which such Borrower or member of the Controlled Group has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC with respect thereto, (b) any Borrower or any member of the Controlled Group knows or has reason to know that a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred together with a written statement describing such transaction and the action which such Borrower or any member of the Controlled Group has taken, is taking or proposes to take with respect thereto, (c) a funding waiver request has been filed with respect to any Plan together with all communications received by any Borrower or any member of the Controlled Group with respect to such request, (d) any increase in the benefits of any existing Plan or the establishment of any new Plan or the commencement of contributions to any Plan to which (e) any Borrower or any member of the Controlled Group was not previously contributing shall occur, any Borrower or any member of the Controlled Group shall receive from the PBGC a notice of intention to terminate a Plan or to have a trustee appointed to administer a Plan, together with copies of each such notice, (f) any Borrower or any member of the Controlled Group shall receive any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Code, together with copies of each such letter; (g) any Borrower or any member of the Controlled Group shall receive a notice regarding the imposition of withdrawal liability, together with copies of each such notice; (h) any Borrower or any member of the Controlled Group shall fail to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment; or (i)
any Borrower or any member of the Controlled Group knows that (i) a Multiemployer Plan has been terminated, (ii) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

      9.16 ADDITIONAL DOCUMENTS. Execute and deliver to Agent, upon request, such documents and agreements as Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.

10.   EVENTS OF DEFAULT.

      The occurrence of any one or more of the following events shall constitute an "Event of Default":

      10.1 failure by any Borrower to pay any principal or interest on the Obligations when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or by notice of intention to prepay, or by required prepayment or failure to pay any other liabilities or make any other payment, fee or charge provided for herein or in any Other Document when due;


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


      10.2 any representation or warranty made or deemed made by any Borrower in this Agreement or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made;

      10.3 failure by any Borrower to (a) furnish financial information when due or when requested by Agent within a reasonable time of such request, or
(b)permit the inspection of its books or records;

      10.4 issuance of a notice of Lien (other than a Permitted Encumbrance), levy, assessment, injunction or attachment against a material portion of any Borrower's property;

      10.5 failure or neglect of any Borrower to perform, keep or observe any term, provision, condition, covenant herein contained, or contained in any other agreement or arrangement, now or hereafter entered into between any Borrower and any Lender;

      10.6 any judgment is rendered or judgment liens filed against any Borrower for an amount in excess of $250,000 which within thirty (30) days of such rendering or filing is not either satisfied, stayed or discharged of record, or which at any time is unstayed;

      10.7 any Borrower shall (a) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (b) make a general assignment for the benefit of creditors, (c) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (d) be adjudicated a bankrupt or insolvent, (e) file a petition seeking to take advantage of any other law providing for the relief of debtors, (f) acquiesce to, or fail to have dismissed, within forty-five (45) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (g) take any action for the purpose of effecting any of the foregoing; except that with respect to Section 10.7(f) above, so long as a petition is pending against any Borrower, Agent and Lenders shall have no obligation whatsoever to make any loans or advances or provide financial accommodations to any Borrower hereunder;

      10.8 any Borrower shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

      10.9 any Affiliate of any Borrower, or any Guarantor, shall (a) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (b) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (c) make a general assignment for the benefit of creditors, (d) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent, (f) file a petition seeking to take advantage of any other law providing for the relief of debtors, (g) acquiesce to, or fail to have dismissed, within forty-five (45) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (h)take any action for the purpose of effecting any of the foregoing;


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


      10.10 any change in the Borrowers' condition or affairs (financial or otherwise) which, taken as a whole, in Lenders' reasonable opinion materially impairs the Collateral;

      10.11 any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest;

      10.12 an event of default has occurred and been declared under the Subordinated Debt Documentation which default shall not have been cured or waived within any applicable grace period and for which Subordinated Lender is permitted to take action under the Subordination Agreement;

      10.13 a default of the obligations of any Borrower under any other agreement to which it is a party shall occur which causes, with respect to the Borrowers taken as a whole, a Material Adverse Effect which default is not cured or waived by the non-defaulting party within thirty (30) days of its occurrence;

      10.14 termination or breach of any Guaranty or similar agreement executed and delivered to Agent in connection with the Obligations of any Borrower, or if any Guarantor attempts to terminate, challenges the validity of, or its liability under, any such Guaranty or similar agreement;

      10.15 any Change of Ownership or Change of Control shall occur;

      10.16 any material provision of this Agreement shall, for any reason, cease to be valid and binding on any Borrower, or any Borrower shall so claim in writing to Agent;

      10.17 (a) any Governmental Body shall (i) revoke, terminate, suspend or adversely modify any license, permit, patent, trademark or tradename of any Borrower, or (ii) commence proceedings to suspend, revoke, terminate or adversely modify any such license, permit, trademark, tradename or patent and such proceedings shall not be dismissed or discharged within sixty (60) days, or
(iii) schedule or conduct a hearing on the renewal of any license, permit, trademark, tradename or patent necessary for the continuation of any Borrower's business and the staff of such Governmental Body issues a report recommending the termination, revocation, suspension or material, adverse modification of such license, permit, trademark, tradename or patent, in any case, which could have a Material Adverse Effect; or (b) any agreement which is necessary or material to the operation of any Borrower's business shall be revoked or terminated and not replaced by a substitute reasonably acceptable to Agent within thirty (30) days after the date of such revocation or termination, and such revocation or termination and non-replacement could have a Material Adverse Effect;

      10.18 any material portion of the Collateral shall be seized or taken by a Governmental Body, or any Borrower or the title and rights of any Borrower or any other Person with respect to any material portion of the Collateral shall have become the subject matter of litigation which might, in the opinion of Lenders, exercised in good faith, upon final determination, result in impairment or loss of the security provided by this Agreement or the Other Documents;


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


      10.19 an event or condition specified in Sections 7.16 or 9.15 hereof shall occur or exist with respect to any Plan and, as a result of such event or condition, together with all other such events or conditions, any Borrower or any member of the Controlled Group shall incur, or in the opinion of Lenders be reasonably likely to incur, a liability to a Plan or the PBGC (or both) which, in the reasonable judgment of Lenders, could have a Material Adverse Effect; or

      10.20 any bank at which any deposit account of any Borrower is maintained shall fail to comply with any of the terms of any Deposit Account Control Agreement to which such bank is a party or any securities intermediary, commodity intermediary or other financial institution at any time in custody, control or possession of any investment property of such Borrower shall fail to comply with any of the terms of any Investment Property Control Agreement to which such person is a party.

11.   LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT.

      11.1 RIGHTS AND REMEDIES. Upon the occurrence of (a) an Event of Default pursuant to Section 10.7 all Obligations shall be immediately due and payable and this Agreement and the obligation of Lenders to make Advances shall be deemed terminated; and (b) any of the other Events of Default and at any time thereafter (such default not having previously been cured), at the option of Required Lenders all Obligations shall be immediately due and payable and Lenders shall have the right to terminate this Agreement and to terminate the obligation of Lenders to make Advances. Upon the occurrence of any Event of Default, Agent in its discretion shall have the right to exercise, or, at the written direction of Required Lenders, shall exercise, any and all other rights and remedies provided for herein, under the UCC and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Agent may enter any Borrower's premises or other premises without legal process and without incurring liability to any Borrower therefor, and Agent may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as Agent may deem advisable and Agent may require Borrowers to make the Collateral available to Lenders at a convenient place. With or without having the Collateral at the time or place of sale, Agent may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Agent may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Agent shall give Borrowers reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Borrowers at least five (5) days prior to such sale or sales is reasonable notification. At any public sale Agent or any Lender may bid for and become the purchaser, and Agent, any Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by each Borrower. In connection with the exercise of the foregoing remedies, Agent is granted permission, without charge, to use all of Borrowers' trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with (i) Inventory for the purpose of disposing of such Inventory and (ii) Equipment. The proceeds realized from the sale of any Collateral shall be applied as follows: first, to the reasonable costs, expenses and attorneys' fees and expenses incurred by Agent and Lenders for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second, to interest due upon any of the Obligations; and, third, to the principal of the Obligations. If any deficiency shall arise, Borrowers shall remain liable to Agent and Lenders therefor.


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


      11.2 AGENT'S DISCRETION. Agent shall have the right in its sole discretion to determine which rights, Liens, security interests or remedies Agent may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Agent's or Lenders' rights hereunder.

      11.3 SETOFF. In addition to any other rights which Agent or any Lender may have under applicable law, upon the occurrence of an Event of Default hereunder, Agent and each Lender shall have a right to apply any Borrower's property held by Agent, such Lender or by the Bank to reduce the Obligations. If any Lender (including Agent) shall obtain from any Borrower payment of any principal of or interest on any Advance owing to it or payment of any other amount under this Agreement or any of the Other Documents through the exercise of any right of setoff, banker's lien or counterclaim or similar right or otherwise (other than from Agent as provided herein), and, as a result of such payment, such Lender shall have received more than its pro rata share of the principal of the Advances or more than its share of such other amounts then due hereunder or thereunder by any Borrower to such Lender than the percentage thereof received by any other Lender, it shall promptly pay to Agent, for the benefit of Lenders, the amount of such excess and simultaneously purchase from such other Lenders a participation in the Advances or such other amounts, respectively, owing to such other Lenders (or such interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) in accordance with their respective pro rata shares or as otherwise agreed by Lenders. To such end, all Lenders shall make appropriate adjustments among themselves (by the resale of participation sold or otherwise) if such payment is rescinded or must otherwise be restored.

      11.4 RIGHTS AND REMEDIES NOT EXCLUSIVE. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

12.   WAIVERS AND JUDICIAL PROCEEDINGS.

      12.1 WAIVER OF NOTICE. Each Borrower hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.


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


      12.2 DELAY. No delay or omission on Agent's or any Lender's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

      12.3 JURY TRIAL WAIVER. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

13.   EFFECTIVE DATE AND TERMINATION.

      13.1 TERM. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until the last day of the Term unless sooner terminated as herein provided. Borrowers may terminate this Agreement at any time upon sixty (60) days' prior written notice upon payment in full of the Obligations. The Term shall be automatically extended for successive periods of one (1) year each unless terminated by either party at the end of such initial Term or any successive Term by giving the other party sixty (60) days prior written notice. Borrowers may terminate this Agreement at any time upon sixty
(60) days' prior written notice upon payment in full of the Obligations. In the event that the Obligations are prepaid in full prior to the last day of the Term (the date of such prepayment hereinafter referred to as the "Prepayment Date") Borrowers shall pay to Agent for the benefit of Lenders an early termination fee (the "Early Termination Fee") in an amount equal to (a) three percent (3%) of the Maximum Loan Amount if the Prepayment Date occurs on or after the Closing Date to and including the date immediately preceding the first anniversary of the Closing Date, (b) two percent (2%) of the Maximum Loan Amount if the Prepayment Date occurs on or after the first anniversary of the Closing Date to and including the date immediately preceding the second anniversary of the Closing Date, and (c) one percent (1%) of the Maximum Loan Amount if the Prepayment Date occurs on or after the second anniversary of the Closing Date to and including the date immediately preceding the third anniversary of the Closing Date or prior to the end of any extended term.


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


      13.2 TERMINATION. The termination of the Agreement shall not affect any Borrower's, Agent's or any Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been fully disposed of, concluded or liquidated. The Liens and rights granted to Agent and Lenders hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that any Borrower's respective account may from time to time be temporarily in a zero or credit position, until all of the Obligations of each Borrower have been paid or performed in full after the termination of this Agreement or each Borrower has furnished Agent and Lenders with an indemnification satisfactory to Agent and Lenders with respect thereto. Accordingly, each Borrower waives any rights which it may have under Section 9-513 of the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and Agent shall not be required to send such termination statements to each Borrower, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations paid in full in immediately available funds. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are paid or performed in full.

14.   REGARDING AGENT.

      14.1 APPOINTMENT. Each Lender hereby designates GMAC CF to act as Agent for such Lender under this Agreement and the Other Documents. Each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Other Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all Collateral, payments of principal and interest, fees (except the fees set forth in Section
3.2 and in the Fee Letter), charges and collections (without giving effect to any collection days) received pursuant to this Agreement, for the ratable benefit of Lenders. Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement (including, without limitation, the collection of any note evidencing any of the Obligations,) Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding; provided, however, that Agent shall not be required to take any action which exposes Agent to liability or which is contrary to this Agreement or the Other Documents or applicable law unless Agent is furnished with an indemnification reasonably satisfactory to Agent with respect thereto.


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


      14.2 NATURE OF DUTIES. Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Other Documents. Neither Agent nor any of its officers, directors, employees or agents shall be
(a) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their willful misconduct or gross (not mere) negligence, or (b) responsible in any manner for any recitals, statements, representations or warranties made by any Borrower or any officer thereof contained in this Agreement, or in any of the Other Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any of the Other Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any of the Other Documents or for any failure of any Borrower to perform its obligations hereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Other Documents, or to inspect the properties, books or records of any Borrower. The duties of Agent as respects the Advances to Borrowers shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement except as expressly set forth herein.

      14.3 LACK OF RELIANCE ON AGENT AND RESIGNATION.

            (a)  Independently  and  without  reliance  upon  Agent or any other
Lender, each Lender has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Borrower in connection with the making and the continuance of the Advances hereunder and the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of each Borrower. Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Advances or at any time or times thereafter except as shall be provided by any Borrower pursuant to the terms hereof. Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any Other Document, or of the financial condition of any Borrower, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Other Documents or the financial condition of any Borrower, or the existence of any Event of Default or any Default.

            (b) Agent may resign on sixty (60) days' written notice to each of Lenders and Borrowing Agent and upon such resignation, the Required Lenders will promptly designate a successor Agent reasonably satisfactory to Borrowers.

            (c) Any such successor Agent shall succeed to the rights, powers and duties of Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent. After any Agent's resignation as Agent, the provisions of this Article 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

      14.4 CERTAIN RIGHTS OF AGENT. If Agent shall request instructions from Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any Other Document, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Lenders shall not have any right of action whatsoever against Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.


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


      14.5 RELIANCE. Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Other Documents and its duties hereunder, upon advice of counsel selected by it. Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care.

      14.6 NOTICE OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or under the Other Documents, unless Agent has received notice from a Lender or a Borrower referring to this Agreement or the Other Documents, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall give notice thereof to Lenders. Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required
Lenders; provided, that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Lenders.

      14.7 INDEMNIFICATION. To the extent Agent is not reimbursed and indemnified by Borrowers, each Lender will reimburse and indemnify Agent in proportion to its respective portion of the Advances (or, if no Advances are outstanding, according to its Commitment Percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Other Loan Document; provided that, Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence (but not mere negligence) or willful misconduct.

      14.8 AGENT IN ITS INDIVIDUAL CAPACITY. With respect to the obligation of Agent to lend under this Agreement, the Advances made by it shall have the same rights and powers hereunder as any other Lender and as if it were not performing the duties as Agent specified herein; and the term "Lender" or any similar term shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender. Agent may engage in business with any Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from any Borrower for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

      14.9 DELIVERY OF DOCUMENTS. To the extent Agent receives documents and information from any Borrower pursuant to the terms of this Agreement, Agent will promptly furnish such documents and information to Lenders.

      14.10 BORROWERS' UNDERTAKING TO AGENT. Without prejudice to their respective obligations to Lenders under the other provisions of this Agreement, each Borrower hereby undertakes with Agent to pay to Agent from time to time on demand all amounts from time to time due and payable by it for the account of Agent or Lenders or any of them pursuant to this Agreement to the extent not already paid. Any payment made pursuant to any such demand shall pro tanto satisfy the relevant Borrower's obligations to make payments for the account of Lenders or the relevant one or more of them pursuant to this Agreement.


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


      14.11 DOCUMENTATION AGENT. The Lender identified on the signature pages of this Agreement as the "Documentation Agent" shall have no right, power, obligation, liability, responsibility or duty under this Agreement or any of the Other Documents other than those applicable to all Lenders as such. Without limiting the foregoing, the Lender so identified shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on the Lender so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

15.   INTERRELATED BUSINESSES; BORROWING AGENCY.

      15.1 INTERRELATED BUSINESSES. Borrowers hereby represent and warrant to Agent and Lenders that (a) Borrowers make up a related organization of various entities constituting a single economic and business enterprise so that Borrowers share an identity of interests such that any benefit received by any one of them benefits the others; (b) certain of Borrowers render services to or for the benefit of other Borrowers, as the case may be, purchase or sell and supply goods to or from or for the benefit of the others, make loans, advances and provide other financial accommodations to or for the benefit of the other Borrowers (including, inter alia, the payment by Borrowers of creditors of the other Borrowers and guarantees by Borrowers of indebtedness of the other Borrowers and provide administrative, marketing, payroll and management services to or for the benefit of the other Borrowers), and (c) Borrowers have centralized accounting and legal service, common officers and directors and are identified to creditors as a single economic and business enterprise doing business as "Perfumania."

      15.2 BORROWING AGENCY PROVISIONS.

            (a) Each Borrower hereby irrevocably designates Borrowing Agent to be its attorney and agent and in such capacity to borrow, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assurances now or hereafter required hereunder, on behalf of such Borrower or Borrowers, and hereby authorizes Agent to pay over or credit all loan proceeds hereunder in accordance with the request of Borrowing Agent.

            (b) The handling of this credit facility as a co-borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to Borrowers and at their request. Neither Agent nor any Lender shall incur liability to Borrowers as a result thereof. To induce Agent and Lenders to do so and in consideration thereof, each Borrower hereby indemnifies Agent and each Lender and holds Agent and each Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Agent or any Lender by any Person arising from or incurred by reason of the handling of the financing arrangements of Borrowers as provided herein, reliance by Agent or any Lender on any request or instruction from Borrowing Agent or any other action taken by Agent or any Lender with respect to this Section 15.2 except due to willful misconduct or gross (not mere) negligence by the indemnified party.


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


            (c) All Obligations shall be joint and several, and each Borrower shall make payment upon the maturity of the Obligations by acceleration or otherwise, and such obligation and liability on the part of each Borrower shall in no way be affected by any extensions, renewals and forbearance granted to Agent or any Lender to any Borrower, failure of Agent or any Lender to give any Borrower notice of borrowing or any other notice, any failure of Agent or any Lender to pursue or preserve its rights against any Borrower, the release by Agent or any Lender of any Collateral now or thereafter acquired from any Borrower, and such agreement by each Borrower to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Agent or any Lender to the other Borrowers or any Collateral for such Borrower's Obligations or the lack thereof.

      15.3 WAIVER OF SUBROGATION. Each Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which such Borrower may now or hereafter have against the other Borrowers or other Person directly or contingently liable for the Obligations hereunder, or against or with respect to the other Borrowers' property (including, without limitation, any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement.

16.   MISCELLANEOUS.

      16.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against any Borrower with respect to any of the Obligations, this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, each Borrower accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to Borrowing Agent at its address set forth in
Section 16.7 and service so made shall be deemed completed seven (7) days after the same shall have been so deposited in the mails of the United States of America, or, at the Agent's and/or any Lender's option, by service upon Borrowing Agent which each Borrower irrevocably appoints as such Borrower's Agent for the purpose of accepting service within the State of New York. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against any Borrower in the courts of any other jurisdiction. Each Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by any Borrower against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the City of New York, State of New York.


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


      16.2 AMENDED AND RESTATED AGREEMENT; AMENDMENTS TO OTHER DOCUMENTS. This Agreement amends, restates, replaces, and supercedes in its entirety, without a breach in continuity, the Existing Agreement, as it has heretofore been amended, restated, renewed, supplemented, substituted or otherwise modified. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. With respect to any of the Other Documents heretofore executed and delivered by any Borrower or Guarantor in connection with the Existing Agreement, each such Other Document is hereby amended as follows: (a) all references to the Existing Agreement are hereby amended to mean this Agreement, and (b) all references to GMAC Commercial Credit LLC are hereby amended to mean GMAC CF, in its capacity as Agent hereunder.

      16.3 ENTIRE UNDERSTANDING

            (a) This Agreement and the documents executed concurrently herewith contain the entire understanding between each Borrower, Agent and each Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by each Borrower's, Agent's and each Lender's respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Each Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

            (b) The Required Lenders, Agent with the consent in writing of the Required Lenders, and Borrowers may, subject to the provisions of this Section 16.3(b), from time to time enter into written supplemental agreements to this Agreement or the Other Documents executed by Borrowers, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of Lenders, Agent or Borrowers thereunder or the conditions, provisions or terms thereof of waiving any Event of Default thereunder, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall, without the consent of all Lenders:

                  (i) increase the Commitment Percentage of any Lender;

                  (ii) increase the Maximum Revolving Advance Amount;

                  (iii) extend the maturity of any instrument evidencing any of the Obligations or the due date for any amount payable hereunder, or decrease the rate of interest or reduce any fee payable by Borrowers to Lenders pursuant to this Agreement;

                  (iv) alter the definition of the term Required Lenders or alter, amend or modify this Section 16.3(b);

                  (v) alter the definition of any of the following terms (A) EBITDA, (B) Fixed Charge Coverage Ratio, (C) Inventory Advance Rates, (D) Rent Reserve, (E) Formula Amount, or (F) Undrawn Availability;

                  (vi) release any Borrower or Guarantor, or release any Collateral during any calendar year having an aggregate value in excess of $2,000,000; or

                  (vii) change the rights and duties of Agent.

Any such supplemental agreement shall apply equally to each Lender and shall be binding upon Borrowers, Lenders and Agent and all future holders of the Obligations. In the case of any waiver, Borrowers, Agent and Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

      16.4 SUCCESSORS AND ASSIGNS; PARTICIPATIONS; NEW LENDERS.

            (a) This Agreement shall be binding upon and inure to the benefit of Borrowers, Agent, each Lender, all future holders of the Obligations and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and each Lender.

            (b) Each Borrower acknowledges that in the regular course of commercial banking business one or more Lenders may at any time and from time to time sell participating interests in the Advances to other financial institutions (each such transferee or purchaser of a participating interest, a "Transferee"). Each Transferee may exercise all rights of payment (including without limitation rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Transferee were the direct holder thereof provided that Borrowers shall not be required to pay to any Transferee more than the amount which it would have been required to pay to Lender which granted an interest in its Advances or other Obligations payable hereunder to such Transferee had such Lender retained such interest in the Advances hereunder or other Obligations payable hereunder and in no event shall Borrowers be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both such Lender and such Transferee. Each Borrower hereby grants to any Transferee a continuing security interest in any deposits, moneys or other property actually or constructively held by such Transferee as security for the Transferee's interest in the Advances.

            (c) Any Lender may sell, assign or transfer all or any part of its rights under this Agreement and the Other Documents to one or more additional banks or financial institutions and one or more additional banks or financial institutions may commit to make Advances hereunder (each a "Purchasing Lender"), in minimum amounts of not less than $5,000,000, pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender, the transferor Lender, and Agent and delivered to Agent for recording. Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder with a Commitment Percentage as set forth therein, and (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose. Such
Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Borrowers hereby consent to the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Borrowers shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing.

            (d) Agent shall maintain at its address a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Advances owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrowers, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Advance recorded therein for the purposes of this Agreement. The Register shall be available for inspection by Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall receive a fee in the amount of $2,500 payable by the applicable Purchasing Lender upon the effective date of each transfer or assignment to such Purchasing Lender.

            (e) Borrowers authorize each Lender to disclose to any Transferee or Purchasing Lender and any prospective Transferee or Purchasing Lender any and all financial information in such Lender's possession concerning Borrowers which has been delivered to such Lender by or on behalf of Borrowers pursuant to this Agreement or in connection with such Lender's credit evaluation of Borrowers.

      16.5 APPLICATION OF PAYMENTS. Agent shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations. To the extent that Borrowers make a payment or Agent or any Lender receives any payment or proceeds of the Collateral for any Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Agent or such Lender.

      16.6 INDEMNITY. Each Borrower shall indemnify Agent, each Lender and each of their respective officers, directors, Affiliates, employees and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Agent or any Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the Other Documents, whether or not Agent or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the willful misconduct or gross (not mere) negligence of the party being indemnified.

      16.7 NOTICE. Any notice or request hereunder may be given to any Borrower or to Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) overnight courier, (c) registered or certified mail, return receipt requested, or (d) telecopy to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with telephone communication to a duly authorized officer of the recipient confirming its receipt as subsequently confirmed by registered or certified mail. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (i)when personally delivered to any officer of the party to whom it is addressed, (ii)on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, OR (iii) upon actual receipt thereof when sent by a recognized overnight delivery service or (iv) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered, certified or overnight mail to the address set forth below, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

      (A)  If to Agent at:                   GMAC COMMERCIAL FINANCE LLC
                                             2810 Interstate Tower
                                             121 West Trade Street
                                             Charlotte, North Carolina 28202
                                             Attention:   Corporate Loan
                                                          Administration
                                             Telephone:   704 342-5360
                                             Telecopier:  704 342-5353

      (B)  If to a Lender other
           than Agent, as specified
           on the signature pages hereof

      (C)  If to Borrowing Agent at:         PERFUMANIA, INC.
                                             251 International Parkway
                                             Sunrise, Florida 33325
                                             Attention:    Mr. Donovan Chin
                                             Telephone:    954 335-9030
                                             Telecopier:   954 335-9179

           With a copy to:
                                             Greenberg Traurig, P.A.
                                             777 South Flagler Drive
                                             Suite 300 East Tower
                                             West Palm Beach, Florida 33401
                                             Attention:    Morris C. Brown, Esq.
                                             Telephone:    (561) 650-7928
                                             Telecopier:   (561) 805-7841


      16.8 SURVIVAL. The obligations of Borrowers under Sections 2.10, 3.6, 3.7,
3.8 and 16.6 shall survive termination of this Agreement and the Other Documents and payment in full of the Obligations.

      16.9 SEVERABILITY. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

      16.10 EXPENSES. All costs and expenses including, without limitation, reasonable attorneys' fees and disbursements incurred by Agent, Agent on behalf of Lenders and Lenders (a) in all efforts made to enforce payment of any Obligation or effect collection of any Collateral, or (b) in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments, or (c) in instituting, maintaining, preserving, enforcing and foreclosing on Agent's security interest in or Lien on any of the Collateral, whether through judicial proceedings or otherwise, or (d) in defending or prosecuting any actions or proceedings arising out of or relating to Agent's or any Lender's transactions with any Borrower, or (e) in connection with any advice given to Agent or any Lender with respect to its rights and obligations under this Agreement and all related agreements, may be charged to Borrowers' account and shall be part of the Obligations.

      16.11 INJUNCTIVE RELIEF. Each Borrower recognizes that, in the event any Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Lenders; therefore, each Lender, if such Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

      16.12 CONSEQUENTIAL DAMAGES. Neither Agent, any Lender nor any agent or attorney for any of them shall be liable to any Borrower for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations.

      16.13 CAPTIONS. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

      16.14 COUNTERPARTS; TELECOPIED SIGNATURES. This Agreement may be executed in any number of and by different parties hereto, on separate counterparts, all of which when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

      16.15 CONSTRUCTION. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

      16.16 CONFIDENTIALITY.

            (a) Agent, each Lender and each Transferee shall hold all non-public information obtained by Agent, such Lender or such Transferee pursuant to the requirements of this Agreement in accordance with Agent's, such Lender's and such Transferee's customary procedures for handling confidential information of this nature; provided, however, Agent, each Lender and each Transferee may disclose such confidential information (a) to its examiners, affiliates, outside auditors, counsel and other professional advisors, (b) to Agent, any Lender or to any prospective Transferees and Purchasing Lenders, and (c) as required or requested by any Governmental Body or representative thereof or pursuant to legal process; provided, further that (i) unless specifically prohibited by applicable law or court order, Agent, each Lender and each Transferee shall use reasonable efforts prior to disclosure thereof, to notify the Borrowing Agent of the applicable request for disclosure of such non-public information (A) by a Governmental Body or representative thereof (other than any such request in connection with an examination of the financial condition of a Lender or a Transferee by such Governmental Body) or (B) pursuant to legal process and (ii) in no event shall Agent, any Lender or any Transferee be obligated to return any materials furnished by any Borrower other than those documents and instruments in possession of Agent or any Lender in order to perfect its Lien on the Collateral once the Obligations have been paid in full and this Agreement has been terminated. Each Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to such Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and each Borrower hereby authorizes each Lender to share any information delivered to such Lender by such Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such Subsidiary or Affiliate of such Lender, it being understood that any such Subsidiary or Affiliate of any Lender receiving such information shall be bound by the provision of this
Section 16.16 as if it were a Lender hereunder. Such authorization shall survive the repayment of the Obligations and the termination of this Agreement.

            (b) Notwithstanding anything to the contrary set forth herein or in any of the Other Documents or any other written or oral understanding or agreement, (i) any obligations of confidentiality contained herein, in any of the Other Documents or any such other understanding or agreement do not apply and have not applied from the commencement of discussions between the parties to the tax treatment and tax structure of the transactions contemplated herein (and any related transactions or arrangements), and (ii) each party (and each of its employees, representatives, or other agents) may disclose to any and all persons the tax treatment and tax structuring of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure, all within the meaning of Treasury Regulation Section 1.6011-4; provided, that, each party recognizes that the privilege that it may, in its discretion, maintain with respect to the confidentiality of a communication relating to the transactions contemplated herein, including a confidential communication with its attorney or a confidential communication with a federally authorized tax practitioner under Section 7525 of the Internal Revenue Code, is not intended to be affected by the foregoing. Borrowers do not intend to treat the Advances, loans and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event Borrowers determine to take any action inconsistent with such intention, it will promptly notify Agent thereof. Each Borrower acknowledges that one or more of Lenders may treat its Advances and loans as part of a transaction that is subject to Treasury Regulation Section 1.6011-4 or Section 301.6112-1, and the Agent and such Lender or Lenders, as applicable, may file such IRS forms or maintain such lists and other records as they may determine is required by such Treasury Regulations.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      Each of the parties has signed this Agreement as of the day and year first above written.

                                   PERFUMANIA, INC.

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------



                                   PERFUMANIA PUERTO RICO, INC.

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------



                                   MAGNIFIQUE PARFUMES AND
                                      COSMETICS, INC.

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------



                                   TEN KESEF II, INC.

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                   GMAC COMMERCIAL FINANCE LLC,
                                   as Lender and as Agent

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   Address: 2810 Interstate Tower
                                            121 West Trade Street
                                            Charlotte, North Carolina 28202
                                            Commitment Percentage:  58.3333334%

                                   CONGRESS FINANCIAL CORPORATION (FLORIDA), as Lender and as Documentation Agent

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   Address: 777 Brickell Avenue, Suite 808
                                            Miami, Florida 33131
                                            Commitment Percentage:  41.6666666%

                                  EXHIBIT 16.4

                         COMMITMENT TRANSFER SUPPLEMENT

      COMMITMENT  TRANSFER  SUPPLEMENT,   dated  as  of  _________,  200_  among
___________________________          (the         "Transferor          Lender"),
__________________________ ("Purchasing Lender"), and GMAC COMMERCIAL FINANCE LLC, as agent for the Lenders under the Amended and Restated Revolving Credit and Security Agreement described below (in such capacity, the "Agent").

                              W I T N E S S E T H:

      WHEREAS, this Commitment Transfer Supplement is being executed and delivered in accordance with Section 16.4 of the Amended and Restated Revolving Credit and Security Agreement dated as of May __, 2004 (this "Agreement") by and among PERFUMANIA, INC., a corporation organized under the laws of the State of Florida ("Perfumania"), TEN KESEF II, INC., a corporation organized under the laws of the State of Florida ("Ten Kesef"), PERFUMANIA PUERTO RICO, INC., a corporation organized under the laws of the Commonwealth of Puerto Rico ("Perfumania-Puerto Rico"), and MAGNIFIQUE PARFUMES AND COSMETICS, INC., a corporation organized under the laws of the State of Florida ("Magnifique"; and together with Perfumania, Ten Kesef and Perfumania-Puerto Rico, each individually, a "Borrower" and collectively, the "Borrowers"), the financial institutions from time to time parties thereto (collectively, the "Lenders" and individually a "Lender"), GMAC COMMERCIAL FINANCE LLC, as successor by merger with GMAC Commercial Credit LLC ("GMAC CF"), a limited liability company formed under the laws of the State of Delaware, as agent for Lenders (GMAC CF, in such capacity, the "Agent"), and CONGRESS FINANCIAL CORPORATION (FLORIDA), as documentation agent (in such capacity, the "Documentation Agent") (as from time to time amended, restated, renewed, extended, replaced, substituted, supplemented or otherwise modified in accordance with the terms thereof, the "Credit Agreement");

      WHEREAS, Purchasing Lender wishes to become a Lender party to the Credit Agreement; and

      WHEREAS, the Transferor Lender is selling and assigning to Purchasing Lender rights, obligations and commitments under the Credit Agreement;

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      1. All capitalized terms used herein which are not defined shall have the meanings given to them in the Credit Agreement.

      2. Upon receipt by the Agent of four counterparts of this Commitment Transfer Supplement, to each of which is attached a fully completed SCHEDULE I, and each of which has been executed by the Transferor Lender and Agent, together with payment to Agent of the transfer fee payable under Section 16.4(d) of the Credit Agreement and if the Purchasing Lender is not incorporated under the laws of the United States of America or a State thereof, four (4) duplicate executed copies of the United States Internal Revenue Service Form 1001 or 4224, Agent will transmit to Transferor Lender and Purchasing Lender a Transfer Effective Notice, substantially in the form of SCHEDULE II to this Commitment Transfer Supplement (a "Transfer Effective Notice"). Such Transfer Effective Notice shall set forth, INTER ALIA, the date on which the transfer affected by this Commitment Transfer Supplement shall become effective (the "Transfer Effective Date") which date shall not be earlier than the first (1st) Business Day following the date such Transfer Effective Notice is received. From and after the Transfer Effective Date, Purchasing Lender shall be a Lender party to the Credit Agreement for all purposes thereof.

      3. At or before 12:00 Noon (New York City time) on the Transfer Effective Date, Purchasing Lender shall pay to Transferor Lender, in immediately available funds, an amount equal to the purchase price, as agreed between Transferor Lender and such Purchasing Lender (the "Purchase Price"), of the portion being purchased by such Purchasing Lender (such Purchasing Lender's "Purchased Percentage") of the outstanding Advances and other amounts owing to the Transferor Lender under the Credit Agreement. Effective upon receipt by Transferor Lender of the Purchase Price from a Purchasing Lender, Transferor
Lender hereby irrevocably sells, assigns and transfers to such Purchasing Lender, without recourse, representation or warranty, and Purchasing Lender hereby irrevocably purchases, takes and assumes from Transferor Lender, such Purchasing Lender's Purchased Percentage of the Advances and other amounts owing to the Transferor Lender under the Credit Agreement together with all instruments, documents and collateral security pertaining thereto.

      4. Transferor Lender has made arrangements with Purchasing Lender with respect to the portion, if any, to be paid, and the date or dates for payment, by Transferor Lender to such Purchasing Lender of any fees heretofore received by Transferor Lender pursuant to the Credit Agreement prior to the Transfer Effective Date and the portion, if any, to be paid, and the date or dates for payment, by such Purchasing Lender to Transferor Lender of fees or interest received by such Purchasing Lender pursuant to the Credit Agreement from and after the Transfer Effective Date.

      5. (a) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of Transferor Lender pursuant to the Credit Agreement shall, instead, be payable to or for the account of Transferor Lender and Purchasing Lender, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement.

      (b) All interest, fees and other amounts that would otherwise accrue for the account of Transferor Lender from and after the Transfer Effective Date pursuant to the Credit Agreement shall, instead, accrue for the account of, and be payable to, Transferor Lender and Purchasing Lender, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by any Purchasing Lender, Transferor Lender and Purchasing Lender will make appropriate arrangements for payment by Transferor Lender to such Purchasing Lender of such amount upon receipt thereof from Borrowers.

      6. Concurrently with the execution and delivery hereof, Transferor Lender will provide to Purchasing Lender conformed copies of the Credit Agreement and all related documents delivered to Transferor Lender.

      7. Each of the parties to this Commitment Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Commitment Transfer Supplement.

      8. By executing and delivering this Commitment Transfer Supplement, Transferor Lender and Purchasing Lender confirm to and agree with each other and Agent and Lenders as follows: other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Transferor Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; Transferor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant hereto; Purchasing Lender confirms that it has received a copy of the Credit Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement; Purchasing Lender will, independently and without reliance upon Agent,
Transferor Lender or any other Lenders and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; Purchasing Lender appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof; Purchasing Lender agrees that it will perform all of its respective obligations as set forth in the Credit Agreement to be performed by it as a Lender; and Purchasing Lender represents and warrants to Transferor Lender, Lenders, Agent, and Borrowers that it is either (x) entitled to the benefits of an income tax treaty with the United States of America that provides for an exemption from the United States withholding tax on interest and other payments made by Borrowers under the Credit Agreement and the Other Documents or (y) is engaged in trade or business within the United States of America.

      9. SCHEDULE I hereto sets forth the revised Commitment Percentages of Transferor Lender and the Commitment Percentage of Purchasing Lender as well as administrative information with respect to Purchasing Lender.

      10. This Commitment Transfer Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed by their respective duly authorized officers on the date set forth above.


                                  ----------------------------------------------
                                  as Transferor Lender

                                  By:
                                      ------------------------------------------

                                  Name:
                                       -----------------------------------------

                                  Title:
                                         ---------------------------------------


                                  ----------------------------------------------
                                  as a Purchasing Lender

                                  By:
                                      ------------------------------------------

                                  Name:
                                       -----------------------------------------

                                  Title:
                                         ---------------------------------------


                                  GMAC COMMERCIAL FINANCE LLC, as Agent

                                  By:
                                      ------------------------------------------

                                  Name:
                                       -----------------------------------------

                                  Title:
                                         ---------------------------------------

                  SCHEDULE I TO COMMITMENT TRANSFER SUPPLEMENT

          LIST OF OFFICES, ADDRESSES FOR NOTICES AND COMMITMENT AMOUNTS

[Transferor Lender]                        Revised Commitment Amount   $

                                           Revised Commitment
                                           Percentage:                       %


[Purchasing Lender]                        Commitment Amount           $

                                           Commitment Percentage:            %


ADDRESSES FOR NOTICES

Attention:
Telephone:
Telecopier:

                  SCHEDULE II TO COMMITMENT TRANSFER SUPPLEMENT

                       [Form of Transfer Effective Notice]

To:  ____________________,  as Transferor  Lender and  ____________________,  as
     Purchasing Lender:


      The undersigned, as Agent under the Amended and Restated Revolving Credit and Security Agreement dated as of May __, 2004 (this "Agreement") by and among PERFUMANIA, INC. ("Perfumania"), TEN KESEF II, INC. ("Ten Kesef"), PERFUMANIA PUERTO RICO, INC. ("Perfumania-Puerto Rico"), and MAGNIFIQUE PARFUMES AND COSMETICS, INC. ("Magnifique"; and together with Perfumania, Ten Kesef and Perfumania-Puerto Rico, each individually, a "Borrower" and collectively, the "Borrowers"), the financial institutions from time to time parties thereto, (collectively, the "Lenders" and individually a "Lender"), GMAC COMMERCIAL FINANCE LLC, as successor by merger with GMAC Commercial Credit LLC ("GMAC CF"), a limited liability company formed under the laws of the State of Delaware, as agent for Lenders (GMAC CF, in such capacity, the "Agent"), and CONGRESS FINANCIAL CORPORATION (FLORIDA), as documentation agent (in such capacity, the "Documentation Agent") (as from time to time amended, restated, renewed, extended, replaced, substituted, supplemented or otherwise modified in accordance with the terms thereof, the "Credit Agreement") acknowledges receipt of four (4) executed counterparts of a completed Commitment Transfer Supplement in the form attached hereto, [and four (4) duplicate executed copies of United States Internal Revenue Service Form [specify]. [Note: Attach copy of Commitment Transfer Supplement.] Terms defined in such Commitment Transfer Supplement are used herein as therein defined.

      Pursuant to such Commitment Transfer Supplement, you are advised that the Transfer Effective Date will be [Insert date of Transfer Effective Notice.]


                                 GMAC COMMERCIAL FINANCE LLC,

                                 AS AGENT

                                 By:
                                     ------------------------------------------

                                 Title:
                                        ---------------------------------------



ACCEPTED FOR RECORDATION
IN REGISTER: